UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐
Preliminary proxy statement

☐
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒
Definitive proxy statement

☐
Definitive additional materials

☐
Soliciting material pursuant to § 240.14a-12

Oppenheimer Holdings Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)
Payment of filing fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OPPENHEIMER HOLDINGS INC.
85 Broad Street
New York, NY 10004
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2025
To our Stockholders:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OPPENHEIMER HOLDINGS INC., a Delaware corporation (the “Company”), will be held virtually on Monday, May 5, 2025, at the hour of 4:30 P.M. (New York time) for the following purposes:
1.
To elect nine directors;

2.
To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2025 and authorize the Audit Committee to fix the auditors’ remuneration; and

3.
To transact such other business as is proper at such meeting or any adjournments thereof.

Only holders of Class B voting common stock of record at the close of business on March 7, 2025 will be entitled to vote at the Annual Meeting of Stockholders and any adjournments thereof. Holders of Class B voting common stock who are unable to attend the meeting virtually are requested to date, sign and return the enclosed form of proxy for use by holders of Class B voting common stock.
Detailed instructions to remotely access, participate in and vote at the virtual Annual Meeting of Stockholders are available at https://www.oppenheimer.com/about-us/investor-relations/index.aspx. Holders of Class A non-voting common stock of the Company are entitled to listen in and to view the Annual Meeting of Stockholders and any adjournments thereof, and will have an opportunity to submit questions for consideration and response at or after the meeting by emailing info@opco.com. Holders of Class A non-voting common stock are not entitled to vote with respect to the matters referred to above.
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 is available on the Company’s website at www.oppenheimer.com. Paper copies are available, free of charge, upon request, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) accessing our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the Securities and Exchange Commission at www.sec.gov.
By Order of the Board of Directors,
Dennis P. McNamara
Secretary
New York, New York
March 14, 2025
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 5, 2025:
The Notice of Meeting, Proxy Statement and Annual Report to Stockholders are available at
https://www.oppenheimer.com/about-us/investor-relations/index.aspx.

OPPENHEIMER HOLDINGS INC.
PROXY STATEMENT
SUMMARY
This summary highlights selected information appearing elsewhere in this proxy statement and does not contain all the information that you should consider in making a decision with respect to the matters described in this proxy statement that will be considered at the Company’s Annual Meeting of Stockholders (the “Meeting”) to be held virtually on Monday, May 5, 2025 at the hour of 4:30 P.M. (New York time), or any adjournments thereof. You should read this summary in its entirety, together with the more detailed information in this proxy statement, as well as our Annual Report on Form l0-K for the year ended December 31, 2024, which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) accessing our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the Securities and Exchange Commission (“SEC”) at www.sec.gov.
Unless otherwise provided in this proxy statement, references to the “Company,” “Oppenheimer Holdings,” “we,” “us,” and “our” refer to Oppenheimer Holdings Inc., a Delaware corporation.
Oppenheimer Holdings Inc.
The Company is a holding company which, through its subsidiaries, is a leading middle-market investment bank and full service financial services firm. Through our operating subsidiaries, we provide a broad range of financial services, including retail securities brokerage, institutional sales and trading, investment banking (both corporate and public finance), research, market-making, and investment advisory and asset management services. We own, directly or through subsidiaries, Oppenheimer & Co. Inc., a New York-based securities broker-dealer, Oppenheimer Asset Management Inc., a New York-based investment advisor, Freedom Investments Inc., a discount securities broker-dealer based in New Jersey, Oppenheimer Trust Company, a Delaware limited purpose bank, and OPY Credit Corp., a corporation engaged in the trading of syndicated loans. The Company also has subsidiaries or branches of subsidiaries operating in the United Kingdom, Isle of Jersey, Portugal, Switzerland, Israel, and Hong Kong, China. The telephone number and address of our registered office is (212) 668-8000 and 85 Broad Street, New York, NY 10004.
This proxy statement is dated March 14, 2025 and is first being mailed to our Class B voting common stockholders and made available to all our stockholders on or about March 17, 2025.
Set forth below in a question and answer format is general information regarding the Annual Meeting of Stockholders, or the Meeting, to which this proxy statement relates.
Questions and Answers about the Matters to be Acted Upon
Q.
What is the purpose of the Meeting?

A.
The purpose of the Meeting is to elect nine directors; to ratify the appointment of our auditors for 2025 and authorize the Audit Committee to fix the auditors’ remuneration; and to transact such other business as is proper at the Meeting.

Q.
Where will the Meeting be held?

A.
The Meeting will be held virtually on Monday, May 5, 2025, at the hour of 4:30 P.M. (New York time). Detailed instructions to remotely access, participate in and vote at the virtual Meeting are available at https://www.oppenheimer.com/about-us/investor-relations/index.aspx.

Q.
Who is soliciting my vote?

A.
Our management is soliciting your proxy to vote at the Meeting. This proxy statement and form of proxy were first mailed to our Class B voting common stockholders and made available to all of our stockholders on or about March 17, 2025. Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement and all information accompanying this proxy statement.

Q.
Who is entitled to vote at the Meeting?

A.
The record date for the determination of stockholders entitled to receive notice of the Meeting is March 7, 2025. Only holders of the Company’s Class B voting common stock (“Class B Stock”) on the record date are entitled to vote at the Meeting and any adjournments thereof. In accordance with the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), we will prepare a list of the holders of our Class B Stock (the “Class B Stockholders”) as of the record date. Class B Stockholders named in the list will be entitled to vote their Class B Stock on the matters to be voted on at the Meeting. Holders of Class A non-voting common stock (“Class A Stock”) of the Company are entitled to listen to and view the Meeting and any adjournments thereof, and to submit questions for consideration and response at or after the Meeting by emailing info@opco.com. However, holders of the Company’s Class A Stock (the “Class A Stockholders”) are not entitled to vote with respect to the matters referred to above.

Q.
What am I voting on?

A.
The Class B Stockholders are entitled to vote on the following matters:

(1)
The election of E. Behrens, T.M. Dwyer, P.M. Friedman, T.A. Glasser, S.J. Kanter, A.G. Lowenthal, R.S. Lowenthal, R.L. Roth and S.E. Spaulding as directors;

(2)
The ratification of the appointment of Deloitte & Touche LLP as our auditors for 2025 and the authorization of the Audit Committee to fix the auditors’ remuneration; and

(3)
Any other business as may be proper to transact at the Meeting.

Q.
What are the voting recommendations of the Board of Directors?

A.
The Board of Directors recommends the following votes:

•
FOR the election of the nominated directors; and

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our auditors for 2025 and the authorization of our Audit Committee to fix the auditors’ remuneration.

Q.
Will any other matters be voted on?

A.
The Board of Directors does not intend to present any other matters at the Meeting. The Board of Directors does not know of any other matters that will be brought before our Class B Stockholders for a vote at the Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to A.G. Lowenthal and D.P. McNamara, as proxies, with full power of substitution, to vote on such matters at their discretion.

Q.
How many votes do I have?

A.
Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the close of business on the record date. Holders of Class A Stock are not entitled to vote with respect to the matters referenced above.

Q.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.
Many stockholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being made directly available to you by us. Class B Stockholders may vote the shares registered directly in your name by completing and mailing the proxy card or by submitting a vote electronically on the day of the Meeting.
Beneficial Owner — If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of those shares. As the beneficial owner (if you are a Class B Stockholder), you have the right to direct your bank or broker how to vote and are also invited to attend the Meeting. However, because you are not the stockholder of record, you may not vote those shares at the Meeting unless you bring with you a legal proxy from the stockholder of record. If you are a Class B Stockholder, your bank or broker has enclosed a voting instruction card providing directions for how to vote your shares.
Q.
How do I vote?

A.
If you are a Class B Stockholder of record, there are three ways to vote:

•
By completing and depositing your proxy with our transfer agent no later than the last business day preceding the date of the Meeting;

•
By depositing it with our Secretary on the day of the Meeting by emailing it to info@opco.com, Attention: Secretary; or

•
By submitting a vote electronically on the day of the Meeting.

If you are a Class B Stockholder and you return your proxy card, but you do not indicate your voting preferences, the proxies will vote your shares FOR Matters 1 and 2, and will use their discretion on any other matters that are submitted for stockholder vote at the Meeting.
Class B Stockholders who are not stockholders of record and who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, Class B Stockholders who are not stockholders of record will be provided with either (i) a proxy executed by the intermediary, as the stockholder of record, but otherwise uncompleted and the beneficial owner may complete the proxy and return it directly to our transfer agent; or (ii) a request for voting instructions by the intermediary, as the stockholder of record, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the beneficial owners and may not vote in the event that no instructions are received.
Q.
Can I change my vote or revoke my proxy?

A.
A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder’s attorney-in-fact either (i) with our transfer agent, Computershare Inc., at any time up to and including the last business day preceding the day of the Meeting or any adjournments thereof; or (ii) with our Secretary on the day of the Meeting or any adjournments thereof or in any other manner permitted by law. A stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary by sending an email to info@opco.com, Attention: Secretary.

Q.
How are votes counted?

A.
We will appoint an Inspector of Election at the Meeting. The Inspector of Election is typically a representative of our transfer agent. The Inspector of Election will collect all proxies and ballots and tabulate the results.

Q.
Who pays for soliciting proxies?

A.
We will bear the cost of soliciting proxies from our Class B Stockholders. It is planned that the solicitation will be initially by mail, but proxies may also be solicited by our employees. These persons will receive no additional compensation for such services, but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. The cost of such solicitation, estimated to be approximately $5,000, will be borne by us.

Q.
What is the quorum requirement of the Meeting?

A.
A quorum for the consideration of Matters 1 and 2 shall be Class B Stockholders present in person or by proxy representing not less than a majority of the outstanding Class B Stock.

Q.
What are broker non-votes?

A.
Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. Broker non-votes and abstentions will not affect the outcome of the matters being voted on at the Meeting, assuming that a quorum is obtained.

Q.
What vote is required to approve each matter?

A.
Matter No. 1, election of directors. The election of each of the directors nominated requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.

Matter No. 2, appointment of auditors. The ratification of the appointment of the auditors for 2025 and the authorization of the Audit Committee to fix the auditors’ remuneration requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.
Mr. A.G. Lowenthal, our Chairman and current Chief Executive Officer, owns 97.5% of the Class B Stock and intends to vote all of such Class B Stock in favor of each of Matters 1 and 2. As a result, each of the matters before the Meeting is expected to be approved. See “Security Ownership of Certain Beneficial Owners and Management.”
Q.
Who can attend the Meeting?

A.
All registered Class A Stockholders, Class B Stockholders, their duly appointed representatives, our directors and officers, and our auditors are entitled to listen to and view the Meeting and have an opportunity to submit questions for consideration and response at or after the Meeting by emailing info@opco.com.

Q.
What does it mean if I get more than one proxy card?

A.
It means that you own shares in more than one account. You should vote the shares on each of your proxy cards.

Q.
I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the proxy materials, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A.
If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank, or other nominee.

Q.
Multiple stockholders live in my household, and together we received only one copy of these proxy materials. How can I obtain my own separate copy of this document for the Meeting?

A.
You may download them from our Internet web site, www.oppenheimer.com (click on the link to the About Us/Investor Relations page). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed to you and are a stockholder of record, we will mail them promptly if you request them from our corporate office by phone at (212) 668-8000, by email at info@opco.com, through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx or by mail to 85 Broad Street, New York, NY 10004, Attention: Secretary. We cannot guarantee you will receive mailed copies before the Meeting.

Q.
Where can I find the voting results of the Meeting?

A.
We are required to file the voting results in a Current Report on Form 8-K which you can find within four business days of the Meeting on the EDGAR website at www.sec.gov or upon request to our corporate office by phone at (212) 668-8000, by email at info@opco.com, through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, by mail to 85 Broad Street, New York, NY 10004, Attention: Secretary, or by accessing the PDF copy filed with the SEC at www.sec.gov.

Q.
Who can help answer my questions?

A.
If you have questions about the Meeting or if you need additional copies of the proxy materials or the enclosed proxy card, you should contact:

D.P. McNamara, Secretary
Oppenheimer Holdings Inc.
85 Broad Street, 22nd Floor
New York, NY 10004
(212) 668-8000
info@opco.com
You may also obtain additional information about us from documents filed with the Securities and Exchange Commission by following the instructions in the section entitled “Where You Can Find More Information.”

THE MEETING
Solicitation of Proxies
This proxy statement is made available or forwarded to our Class A Stockholders and Class B Stockholders in connection with the solicitation of proxies by our management from the Class B Stockholders for use at our Annual Meeting of Stockholders (the “Meeting”) to be held virtually on Monday, May 5, 2025 at the hour of 4:30 P.M. (New York time) and at any adjournments thereof for the purposes set forth in the Notice of Meeting, which accompanies this proxy statement. This proxy statement is dated March 14, 2025 and is first being mailed to our Class B Stockholders on or about March 17, 2025.
The record date for the determination of stockholders entitled to receive notice of the Meeting is March 7, 2025. In accordance with the provisions of the DGCL, we will prepare a list of the Class B Stockholders as of the record date. Class B Stockholders named in the list will be entitled to vote the Class B Stock owned by them as of the record date on all matters to be voted on at the Meeting.
It is planned that the solicitation of Class B Stockholders will be initially by mail, but proxies may also be solicited by our employees. The cost of such solicitation, estimated to be approximately $5,000, will be borne by us.
No person is authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations should not be relied upon as having been authorized by us. The delivery of this proxy statement shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date of this proxy statement. Except as otherwise stated, the information contained in this proxy statement is given as of March 1, 2025.
We have distributed copies of the Notice of Meeting, this proxy statement, and form of proxy for use by the Class B Stockholders to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for distribution to our non-registered stockholders whose shares are held by or in the custody of such intermediaries. Intermediaries are required to forward these documents to non-registered Class B Stockholders. Our Annual Report on Form 10-K for the year ended December 31, 2024 is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) accessing our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the SEC at www.sec.gov. The solicitation of proxies from non-registered Class B Stockholders will be carried out by the intermediaries or by us if the names and addresses of Class B Stockholders are provided by the intermediaries. Non-registered Class B Stockholders who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, non-registered Class B Stockholders will either: (i) be provided with a proxy executed by the intermediary, as the registered stockholder, but otherwise uncompleted and the non-registered holder may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the registered stockholder, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the non-registered holder and may not vote in the event that no instructions are received.
Class A Stock and Class B Stock
We have authorized and issued Class A Stock and Class B Stock which are equal in all respects except that the holders of Class A Stock, as such, are not entitled to vote at meetings of our stockholders except as entitled to vote by law or pursuant to our Certificate of Incorporation. Class A Stockholders are not entitled to vote the Class A Stock owned or controlled by them on the matters identified in the Notice of Meeting to be voted on at the Meeting.
Generally, Class A Stockholders are afforded the opportunity to receive notices of all meetings of stockholders and to attend such meetings. However, due to the virtual nature of the Meeting, Class A

Stockholders will not be able to speak at the Meeting and must submit questions by email to info@opco.com. Class A Stockholders are also afforded the opportunity to obtain all informational documentation sent to the Class B Stockholders.
Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the record date for the Meeting.
Appointment and Revocation of Proxies
Each of Albert G. Lowenthal and Dennis P. McNamara (the “Management Nominees”) has been appointed by the Board of Directors to serve as a proxy for the Class B Stockholders at the Meeting.
Class B Stockholders have the right to appoint persons, other than the Management Nominees, who need not be stockholders, to represent them at the Meeting. To exercise this right, the Class B Stockholder may insert the name of the desired person in the blank space provided in the form of proxy accompanying this proxy statement or may submit another form of proxy.
In order to be used at the Meeting, proxies must be deposited with either our transfer agent, Computershare Inc., at its address at Computershare Investor Services, PO Box 43101, Providence, Rhode Island 02940-5067, no later than the last business day preceding the day of the Meeting or with our Secretary on the day of the Meeting, prior to the commencement of the Meeting, by emailing it to info@opco.com, Attention: Secretary.
Class B Stock represented by properly executed proxies will be voted by the Management Nominees on any ballot that may be called for, unless the Class B Stockholder has directed otherwise, (i) for the election of each of the nominated directors (Matter 1 in the Notice of Meeting) and (ii) for the ratification of the appointment of the auditors for 2025 and authorization of the Audit Committee to fix the remuneration of the auditors (Matter 2 in the Notice of Meeting).
Each form of proxy confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and other matters which may properly come before the Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if matters which are not known to management should properly come before the Meeting, the proxies will be voted on such matters in accordance with the best judgment of the person or persons voting the proxies.
A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder’s attorney-in-fact either with our transfer agent at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, or depositing it with our Secretary on the day of the Meeting, or any adjournments thereof, prior to the commencement of the Meeting, by emailing it to info@opco.com, Attention: Secretary, or in any other manner permitted by law. A Class B Stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting by emailing it to info@opco.com, Attention: Secretary. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary by email to info@opco.com, Attention: Secretary.
Abstentions and broker non-votes will have no effect with respect to the matters to be acted upon at the Meeting, assuming that a quorum is obtained.

MATTER NO. 1
ELECTION OF DIRECTORS
Director Nomination Process
Our Bylaws provide that our Board of Directors consists of no less than three and no more than eleven directors to be elected annually. Our Board of Directors currently consists of nine directors. The term of office for each director is from the date of the meeting of stockholders at which the director is elected until the close of the next annual meeting of stockholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated, in accordance with our Bylaws.
The Nominating and Corporate Governance Committee of the Board has recommended, and the Board of Directors has determined, that nine directors are to be elected at the Meeting. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for another nominee or nominees in their discretion.
The following sets out information with respect to the proposed nominees for election as directors as recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors, in accordance with the Nominating and Corporate Governance Committee Charter (available at www.oppenheimer.com). The Nominating and Corporate Governance Committee has reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our stockholders. The election of the persons nominated for election as directors requires the affirmative vote of a simple majority of the Class B Stock voted at the Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS NOMINATED FOR ELECTION AS A DIRECTOR.
Director Nominees, Directors and Executive Officers
The following table, and the notes thereto, provide information regarding our director nominees and executive officers.(1)
Nominees for Election as a Director
Evan Behrens Age: 55 Independent
Mr. Behrens joined the Board in 2016. Mr. Behrens is currently the Managing Member of Behrens Investment Group LLC, an investment firm. He became a board member of Hornbeck Offshore Services, Inc., a supplier of offshore transport services, in July 2020. He also served on the board of Harte Hanks, Inc., a global marketing firm, from 2019 to 2021. Additionally, he served as a board member of Sidewinder Drilling LLC, a land based oil rig operator, from 2017 to 2018 and SEACOR Marine Holdings Inc., an offshore oil and gas provider, since 2017. From 2009 to 2017, Mr. Behrens was a Senior Vice President with SEACOR Holdings Inc., a global provider of equipment and services supporting the offshore oil and gas and marine transportation industries that he initially joined in 2008. From 2012 to 2017, he was Chairman of the Board of Trailer Bridge, Inc., a Jones Act container company. Additionally, he served as a board member of Penford Corporation from 2013 to 2015, a board member of Global Marine Systems from 2014 to 2015, and a board member of Continental Insurance Group, Ltd. from 2016 until 2017. From 2006 to 2007, he was a Portfolio Manager and Partner at Level Global Investors, a New York-based hedge fund. Mr. Behrens has a B.A. degree from the University of Chicago. The Company believes that Mr. Behrens’ qualifications to serve on the Board include the extensive experience that he has gained through his key roles with several other significant businesses, including his experience as a Board Chairman, as well as his demonstrated management, financial and business development skills and acumen. He is a member of the Audit, Compliance and Nominating and Corporate Governance Committees.

Board and Committees	Attendance
Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compliance	4 of 4
Nominating and Corporate Governance	2 of 2
Timothy M. Dwyer Age: 63 Independent
Mr. Dwyer joined the Board in 2016. He is the founder, former CEO and Chairman of Entitle Direct Group, Inc., a title insurance company. Prior to founding Entitle Direct Group, Inc. in 2006, Mr. Dwyer served as Managing Director at the investment banking firm of Greenhill & Company from 2002 to 2005, specializing in the insurance industry. He previously held a similar position at Donaldson, Lufkin & Jenrette as a Managing Director specializing in the insurance sector from 1993 to 2001. Mr. Dwyer was also a Vice President at Salomon Brothers Inc., an investment bank, from 1987 to 1993, and he was a certified public accountant with Arthur Andersen & Co. in Illinois from 1983 to 1985. He has over 40 years of experience in the financial services industry, and brings significant financial, accounting and insurance knowledge to the Company, as well as demonstrable entrepreneurial, compliance and advisory skills. Mr. Dwyer has an MBA from the University of Chicago and a Bachelor of Science in Accountancy from the University of Illinois. He is the Chair of the Audit Committee and a member of the Compensation and the Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compensation	2 of 2
Compliance	4 of 4
Paul M. Friedman Age: 69 Independent
Mr. Friedman joined the Board in 2015. Mr. Friedman spent 27 years at Bear Stearns & Co. Inc., a financial services firm, from 1981 to 2008, most recently holding the position of Chief Operating Officer of the Fixed Income Division. From 2008 to 2009, Mr. Friedman was a Managing Director responsible for business development at Mariner Investment Group, LLC, an investment advisory firm. From 2009 to 2015, Mr. Friedman was Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC, a financial services firm. Mr. Friedman brings extensive operational and risk management experience to the Company as well as a deep knowledge of the financial services industry. Mr. Friedman is the Lead Director, the Chair of the Compliance Committee and a member of the Compensation and Nominating and Corporate Governance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Compensation	2 of 2
Compliance	4 of 4
Nominating and Corporate Governance	2 of 2

Teresa A. Glasser Age: 65 Independent
Ms. Glasser joined the Board in May 2018. She is the Data Strategy and Analytics Principal at FRG, a risk and data consulting firm, since 2017. She has been an independent board member of Global Legal Entity Identifier Foundation (GLEIF) since 2021, Chair since 2023, and serves on the Federal Advisory Committee for the Office of Financial Research, US Treasury, since 2023. Ms. Glasser was an independent consultant from 2016 to 2017. She was Managing Director at JPMorgan Chase from 2013 to 2016, leading the firm’s Capital Stress Testing Analytics and then served as Chief Data Officer for the Asset and Wealth Management Division. She was Deputy Director of the Office of Financial Research (US Treasury) from 2011 to 2013. Ms. Glasser was the Chief Risk Officer for Bunge Ltd. from 2007 to 2010. She managed risk and analytics teams at Credit Suisse First Boston Inc. from 2002 to 2005, and at Merrill Lynch Pierce Fenner & Smith Inc. from 1987 through 1998 and in 2001. She led financial services teams at IBM Corp. from 2002 to 2005, and KPMG LLP from 1999 through 2000. Ms. Glasser was Assistant Professor of Finance at Rutgers University from 1984 to 1986 and Bentley College from 1986 to 1987. She has a PhD and MA in Economics from Fordham University and a BS from Fairleigh Dickinson University. Ms. Glasser brings to the Company her deep knowledge and experience in risk management, data, and technology and is a member of the Audit and Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compliance	4 of 4
Stacy J. Kanter Age: 66 Independent
Ms. Kanter joined the Board in October 2023. She has been an independent board member of Applied Therapeutics, Inc., a biopharmaceutical company, since 2019, and she is the former Head of the Global Capital Markets practice at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), where she was a partner until 2019. At Skadden Arps, she led the strategy and operations of the Global Capital Markets practice across the US, Asia, Europe and Latin America and was responsible for business development, client relationship management, risk assessment and talent development. Additionally, she advised corporate and private equity clients on financing and liability management transactions, corporate restructurings and mergers and acquisitions. She has also served on the board of directors of a number of non-profit organizations, including the New York Law Institute. She has extensive experience with securities offerings, leveraged transactions and other complex capital structures. She was a law clerk for Honorable Raymond J. Dearie of the United States District Court, Eastern District of New York, from 1986 to 1987. Ms. Kanter brings significant legal knowledge and experience in capital markets, corporate governance, and risk management to the Board. She earned her J.D. from Brooklyn Law School and her B.S. from the University at Albany Massry School of Business. Ms. Kanter is the Chair of the Nominating and Corporate Governance Committee and a member of the Compensation and Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Compensation	1 of 1
Compliance	4 of 4
Nominating and Corporate Governance	2 of 2

Albert G. Lowenthal Age: 79 Not Independent
Mr. Lowenthal joined the Board in 1985. Mr. Lowenthal is Chairman of the Board and Chief Executive Officer of the Company, positions he has held since 1985. Mr. Lowenthal has worked in the securities industry since 1967. Mr. Lowenthal’s extensive experience in the securities industry and as Chief Executive Officer of our Company gives him unique insights into the Company’s challenges, opportunities and operations. Since his arrival at the Company, Mr. Lowenthal has built the Company through acquisition and organic growth taking stockholders’ equity from $5 million to $850 million at December 31, 2024. Mr. Lowenthal is R.S. Lowenthal’s father.

Board and Committees	Attendance Overall attendance 100%
Board	7 of 7
Robert S. Lowenthal Age: 48 Not Independent
Mr. Lowenthal joined the Company in 1999 and has been a member of the Board since May 2013. He has held several roles within the Company, including Global Head of Fixed Income, whereby he had overall responsibility for sales, trading, research, Public Finance and Debt Capital Markets. Subsequently, in 2016, he became Head of the Company’s Investment Banking business. In 2021, Mr. Lowenthal was appointed President of the Company, and he continues to serve as the Head of the Investment Banking business, leading the division responsible for delivering capital raising and advisory services to privately-held and publicly-traded companies, investment funds and government entities. Mr. Lowenthal is Chairman of the Oppenheimer & Co. Inc. Management Committee and Co-Chairman of its Risk Management Committee and is a member of several other internal committees, through which he drives the Company’s agenda for growth, as well as balancing operational and financial risk. Mr. Lowenthal has an undergraduate degree from Washington University in St. Louis and an MBA from Columbia University. Mr. Lowenthal’s insights into the business of the Company provide perspective to the Board discussions important to the oversight of the Company’s strategic direction, financial reporting and enterprise and operational risk management. Mr. Lowenthal is A.G. Lowenthal’s son.

Board and Committees	Attendance Overall attendance 100%
Board	7 of 7
R. Lawrence Roth Age: 67 Independent
Mr. Roth joined the Board in July 2018. Mr. Roth’s career has spanned over three decades during which he has been an operator of companies, a dealmaker, a strategic advisor and a successful entrepreneur. Mr. Roth is currently the Managing Partner of RLR Strategic Partners LLC, a consulting company, a position that he has held since October 2016. He became Lead Independent Director of Kingswood Acquisition Corp., a special purpose acquisition company, in October 2020 and resigned as of March 14, 2024. Prior to that, from May 2014 to September 2016, Mr. Roth served as Chief Executive Officer of Cetera Financial Group, the nation’s second largest network of independent broker-dealers, with over 9,000 financial advisors supporting approximately two million retail clients and over $200 billion in advisory and brokerage assets. Prior to that, from September 2013 to May 2014, Mr. Roth served as the Chief Executive Officer of Realty Capital Securities, a financial services firm engaged in the independent wealth management business. From January 2006 to September 2013, Mr. Roth was Chief Executive Officer of AIG Advisors Group, one of the largest networks of independent broker-dealers in the country. He started his career as an accountant at Deloitte & Touche, where he become a Certified Public Accountant. Mr. Roth has an undergraduate degree from Michigan State University and a J.D. from the University of Detroit School of Law. He is also a graduate of the Owner/President Management Program at Harvard University’s Graduate School of Business Administration. He is the Chair of the

Compensation Committee and a member of the Compliance and Nominating and Corporate Governance Committees.
Board and Committees	Attendance Overall attendance 100%
Board	7 of 7
Compensation	2 of 2
Compliance	4 of 4
Nominating and Corporate Governance	2 of 2
Suzanne E. Spaulding Age: 68 Independent
Ms. Spaulding joined the Board in March 2024. She currently serves as Senior Adviser at the Center for Strategic and International Studies as of 2018. Throughout her career, she has advised CEOs, boards and government policy makers on how to manage complex security risks across all industry sectors. She served as Under Secretary for cybersecurity and critical infrastructure protection at the Department of Homeland Security (“DHS”) from 2013-2017. At the DHS from 2011 to 2017, she led the development and implementation of national policies to strengthen security and resilience of critical infrastructure against cyber and physical risks, including CEO-level coordinating councils. She also initiated the strategic planning and multi-year legislative effort that led to the establishment of the first new operational component since the DHS was created, the Cybersecurity and Infrastructure Security Agency. In addition, she collaborated with CEOs of the nation’s largest financial services companies to establish the Financial Systemic Analysis and Resilience Center, as well as leading initiatives to strengthen the cyber insurance market, identify and address key cyber vulnerabilities in national aviation systems, and updating the National Infrastructure Protection Plan. Further, from 2005 to 2011, she was Managing Partner of the Harbor Group; principal in the Bingham Consulting Group; and Of Counsel to Bingham McCutchen, LP. She also served as General Counsel for the Senate Select Committee on Intelligence (1995-1998) and minority staff director for the US House of Representatives Permanent Committee on Intelligence (2003-2004), as well as spending 6 years at the CIA as Legal Adviser to the Director of Central Intelligence’s Nonproliferation Center (1989-1995). She was a Congressionally-appointed member of the Cyberspace Solarium Commission (CSC) and is currently a member of CSC 2.0. She sits on the Board of Directors for Hidden Level, Inc., Texas Reliability Entity, Inc. (TexasRE), and Girl Security. She chairs the Cyber Advisory Board for Chubb Limited and is an advisor for the Cybersecurity and Infrastructure Security Agency at DHS, Fortinet, Inc., Nozomi Networks Inc., American University’s Tech, Law and Security Program, and the Center on Cyber and Technology Innovation at the Foundation for Defense of Democracies. She also was a member of the National Association of Corporate Directors (NACD) Blue Ribbon commission on Adaptive Governance: Board Oversight of Disruptive Risk. She earned her BA and J.D. from the University of Virginia. Ms. Spaulding brings extensive cybersecurity, governance, risk management and strategic planning to the Board. She is a member of the Audit, Compliance and Nominating and Corporate Governance Committees.

Board and Committees	Attendance Overall attendance: 100% (for the period Ms. Spaulding served in 2024)
Board	5 of 5
Audit	3 of 3
Compliance Committee	3 of 3
Nominating and Corporate Governance	1 of 1

Notes:
(1)
There is no Executive Committee of the Board of Directors. Mr. Behrens, Mr. Dwyer, Ms. Glasser and Ms. Spaulding are members of the Audit Committee. Mr. Dwyer, Mr. Friedman, Ms. Kanter and Mr. Roth are members of the Compensation Committee. Mr. Behrens, Mr. Dwyer, Mr. Friedman, Ms. Glasser, Ms. Kanter, Mr. Roth and Ms. Spaulding are members of the Compliance Committee. Mr. Behrens, Mr. Friedman, Ms. Kanter, Mr. Roth and Ms. Spaulding are members of the Nominating and Corporate Governance Committee.

None of the nominees has been involved in any events within the past 10 years that could be considered material to an evaluation of the director.
Executive Officers
Our executive officers consist of Mr. A.G. Lowenthal, our Chairman and current Chief Executive Officer, and Mr. R.S. Lowenthal, our President, each of whose background is described above, and Mr. Watkins, our Chief Financial Officer and principal financial and accounting officer, whose background is described below.
Brad M. Watkins Age: 43
Mr. Watkins joined the Company as Executive Vice President and Chief Financial Officer of Oppenheimer & Co. Inc. and Oppenheimer Holdings Inc. on August 1, 2022. He also serves on a number of the Company’s committees, including the Management, Risk Management, Market Risk, Credit Risk, Liquidity Risk, Product Oversight and New Product Committees. Prior to joining the Company, Mr. Watkins was a partner at KPMG, where he worked for approximately 19 years in their Financial Services audit practice serving a multitude of clients, including broker-dealers and other financial institutions. He is a certified public accountant with extensive experience with U.S. GAAP and IFRS requirements, SEC reporting matters and broker-dealer regulatory compliance. Mr. Watkins graduated from New York University’s Stern School of Business with a Bachelor of Science in Accounting in 2003.

In February 2025, the Company announced that Mr. A.G. Lowenthal would step down as Chief Executive Officer of the Company and its primary operating subsidiary, Oppenheimer & Co. Inc. (“Oppenheimer”), effective at the close of the Meeting. Mr. A.G. Lowenthal will continue in his role as Chairman of the Company and will also serve as Executive Chairman of Oppenheimer. He will be succeeded by Mr. R.S. Lowenthal, currently serving as President and Head of Investment Banking of Oppenheimer, who will become Chief Executive Officer of the Company and Oppenheimer, effective at the close of Meeting.
Board Leadership Structure
The Board believes that Mr. A.G. Lowenthal, the Company’s current Chief Executive Officer, is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business strategy, history and capabilities, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management add different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and, in some cases, outside the industry, while the Chief Executive Officer brings Company-specific and industry-specific experience and expertise.
One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes an independent Lead Director having the duties described below is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management for our Company. The Board’s administration of its oversight function is described in greater detail below under “Risk Management.”
The Board of Directors is responsible for oversight of succession planning for senior executives in the Company. Consequently, succession planning has been an ongoing key topic of discussion for many years. The Board’s succession planning processes are long-term and supported by the Board’s committee structure.
In February 2025, the Company announced that Mr. A.G. Lowenthal would step down as Chief Executive Officer of the Company and its primary operating subsidiary, Oppenheimer, effective at the close of the Meeting. Mr. A.G. Lowenthal will continue in his role as Chairman of the Company and will also serve as Executive Chairman of Oppenheimer. He will be succeeded by Mr. R.S. Lowenthal, currently serving as

President and Head of Investment Banking of Oppenheimer, who will become Chief Executive Officer of the Company and Oppenheimer, effective at the close of the Meeting. Accordingly, after May 5, 2025, the role of Chairman and Chief Executive Officer will no longer be combined. Mr. R.S. Lowenthal is expected to have an active role in strategy development and execution going forward. The Board of Directors, most prominently through the work of the Nominating and Corporate Governance Committee, oversaw the transition process and was significantly involved in evaluating and determining that Mr. R.S. Lowenthal was the best candidate to assume the role of Chief Executive Officer commencing at the conclusion of the Meeting.
Lead Director
Mr. P. Friedman, an independent director who serves on the Compensation, Compliance and Nominating and Corporate Governance Committees, was selected by the Board to serve as the Lead Director for all meetings of the non-management directors held in executive session. The role of the Lead Director is to assure the independence of the Board from management. The Lead Director has the responsibility of presiding at all executive sessions of the Board, consulting with the Chairman and the Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and the Chief Executive Officer and advising them on the efficiency and effectiveness of Board meetings, and facilitating teamwork and communication between the non-management directors and management, as well as additional responsibilities that may be assigned to the Lead Director by the Board from time to time.
Executive Sessions
Pursuant to the Company’s Corporate Governance Guidelines, non-management directors of the Board meet on a regularly scheduled basis and otherwise as the independent directors determine without the presence of management. The Lead Director chairs these sessions. To ensure strong communication with the Chief Executive Officer, the independent directors, or the Lead Director representing the independent directors, may meet with the CEO alone as the independent directors determine.
Board of Directors and Committee Meetings Held
During 2024, the following numbers of Board and committee meetings were held:
Board of Directors	7
Audit Committee	5
Compensation Committee	2
Compliance Committee	4
Nominating and Corporate Governance Committee	2
Meeting Attendance
Pursuant to the Company’s policies on meeting attendance, all directors should strive to attend all meetings of the Board and the committees of which they are members. Last year there were seven meetings of the Board. We are pleased that all directors attended 100% of the meetings of the Board and all meetings of committees of the Board in 2024 during the periods in which each served as a director.
In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Executive Officer and other members of senior management and each other regarding matters of interest and concern to the Company. It is our policy that our directors attend our stockholders meetings and, at the last Annual Meeting of Stockholders held on May 6, 2024, all of the directors nominated attended.
The Board met in-person throughout 2024. The present intention of the Board is to continue to meet in person in 2025, subject to events necessitating remote meetings.

The Company’s most recent Annual Meeting of Stockholders was held on May 6, 2024 in virtual format using technology supplied by our transfer agent, Computershare Inc.
Throughout 2024, most employees worked under a hybrid arrangement that recognizes the benefits of collaboration and hands-on training associated with in-person engagement, along with the importance of flexibility associated with a work-from-home/remote option. Our ability to avoid significant business disruptions is reliant on the continued ability to support our employees that continue to work remotely. To date, there have been no significant disruptions to our business or control processes as a result of this dispersion of employees. The Company believes that in-person engagement at the workplace provides important benefits that are largely lost through remote work, and will continue to encourage employees to return to the workplace on a regular basis while continuing to provide some flexibility through an ability to work on a remote basis.
Risk Management
The Board, as a whole and also at the committee level, has an active role in overseeing the management of the Company’s strategic, operational, financial and compliance risks, including risks related to cybersecurity. The Board regularly reviews information regarding the Company’s credit, liquidity, cybersecurity systems, and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the Company’s executive compensation arrangements and assuring that financial incentives for management and employees are appropriate and mitigate against, rather than encourage, employees taking excessive risk exposure with firm capital. Please see “Compensation Policies and Risk” for further information. The Audit Committee oversees management of operational and financial risks. The Company also has a number of internal risk-oversight committees and functions. The Company’s Compliance Committee is responsible for overseeing the Company’s compliance function and the management of compliance and regulatory risk. The Company’s internal Risk Management Committee (composed of management employees) is charged with assessing, reviewing and monitoring the risk environment in which the Company operates, including risks related to cybersecurity, and reports its findings and considerations to the Audit Committee at each regularly scheduled quarterly meeting and more frequently, as needed. The Nominating and Corporate Governance Committee manages risks associated with the governance of the Company, including the composition, responsibilities and independence of the Board of Directors and ethical and regulatory issues, including conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks, including receiving updates and reports from the Company’s Chief Information Officer and his staff regarding risks related to cybersecurity.
Corporate Governance
Our Class A Stock is listed on the New York Stock Exchange (“NYSE”). We are subject to the corporate governance policies and requirements of the NYSE, the applicable rules of the Securities and Exchange Commission (the “SEC”), the provisions of the Sarbanes-Oxley Act of 2002 and the applicable rules of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”).
Our Nominating and Corporate Governance Committee, Compensation Committee, Audit Committee, Compliance Committee and our Board of Directors continue to monitor regulatory changes and best practices in corporate governance and consider amendments to our practices and policies as appropriate.
Our Corporate Governance Guidelines, and all committee charters, as well as our Code of Conduct and Business Ethics for Directors, Officers and Employees (“Code of Conduct”) and our Whistleblower Policy, are posted on our website at www.oppenheimer.com.
Board of Directors
The fundamental responsibility of the Board of Directors is to oversee the management of our business with a view to maximizing stockholder value and ensuring corporate conduct occurs in a legal and ethical manner through a system of corporate governance and internal controls appropriate to our business. The Board of Directors has adopted and, pursuant to recommendations from the Nominating and Corporate Governance Committee, updates from time to time a statement of Corporate Governance Guidelines to which it adheres. We have a Code of Conduct which is posted on our website at www.oppenheimer.com. No waivers were granted in 2024 or to date in 2025 under the Code of Conduct for any directors, officers or employees.
In fulfilling its mandate, the Board’s responsibilities include:
•
monitoring and overseeing the Company’s strategic planning;

•
monitoring the performance of the Company’s business, evaluating opportunities and risks, and controlling risk;

•
monitoring systems for audit, internal control and information management;

•
monitoring the performance of senior management of the Company, including the Chief Executive Officer, and delegating responsibility for the day-to-day operations of the Company to senior management;

•
satisfying itself as to the integrity of the Chief Executive Officer and other senior management and ensuring that they create a culture of integrity throughout the Company;

•
overseeing the monitoring of compliance with applicable regulatory requirements, as well as assessing reports related to the Company’s compliance and supervision programs, reviewing findings and communications from regulators, including reports related to regulatory examinations, and assessing the adequacy of the Company’s responses thereto;

•
succession planning for senior management and directors;

•
remuneration of the executive officers and reviewing the general compensation policies of the Company;

•
governance, including composition and effectiveness of the Board;

•
monitoring compliance with the Company’s legal and regulatory compliance policies and related legal and regulatory requirements of the Company’s subsidiaries;

•
monitoring compliance with the Code of Conduct adopted by the Board;

•
reviewing the implementation of significant regulatory initiatives, including those related to anti-money laundering; and

•
receiving regular updates on technology initiatives, including those related to cybersecurity.

Director Independence
Seven of the Company’s nine directors are independent as required by the NYSE Corporate Governance Rules. To be considered independent under these rules, the Board of Directors must determine that a director has no direct or indirect material relationship with the Company. The Board of Directors determined that Mr. Behrens, Mr. Dwyer, Mr. Friedman, Ms. Glasser, Ms. Kanter, Mr. Roth and Ms. Spaulding are independent directors and that Mr. A.G. Lowenthal, Chairman of the Board of Directors and Chief Executive Officer, and Mr. R.S. Lowenthal, President and Head of Oppenheimer & Co. Inc.’s Investment Banking business and son of Mr. A.G. Lowenthal, are not independent.
The Board of Directors has not adopted formal categorical standards to assist in determining independence. The Board has considered the types of relationships that could be relevant to the independence of a director of the Company. These relationships are described in Schedule B to the Company’s Corporate Governance Guidelines, which guidelines are posted on our website at www.oppenheimer.com. The Board of Directors has considered the relationship of each director and has made a determination that seven of the Company’s current nine directors are independent at this time and that seven of the Company’s nine nominees are independent.
At each regular Board and Audit Committee meeting, the independent directors are afforded an opportunity to meet in the absence of management. During 2024, five of the seven board meetings were regular meetings. Additionally, at regular meetings of the Audit Committee (five regular meetings annually), the members of the Audit Committee, all of whom are independent, are afforded the opportunity to meet with the independent auditors and the managers of the Company’s Internal Audit Group in the absence of management. Members of the Compliance Committee, all of whom are independent, are afforded the opportunity to meet with the managers of the Company’s compliance functions in the absence of management.
The independent directors and the directors that are not independent understand the need for directors to be independent-minded and to assess and question management initiatives and recommendations from an independent perspective. The Board of Directors’ Lead Director, Mr. Friedman, is an independent director who, among other things, chairs sessions of the independent directors.
Orientation and Continuing Education
The Nominating and Corporate Governance Committee of the Board of Directors, as required by its charter, is responsible for the orientation of new directors to our business and overseeing the continuing education needs of all directors.
The Board of Directors believes that the Company is best served by a board of directors that functions independently of management and that is informed and engaged. The Board of Directors encourages the directors to maintain the skill and knowledge necessary to meet their obligations as directors. This includes support for director attendance at continuing education sessions and making available newsletters and other written materials. Our directors understand the need to maintain their knowledge and skills and avail themselves of director education literature and programs.
Board and Committee Assessments
The Board conducts a self-evaluation annually to determine whether it and its Committees are functioning effectively. The Nominating and Corporate Governance Committee develops the process for and oversees this annual self-evaluation.
Board Committees
The Board has established an Audit Committee, a Compensation Committee, a Compliance Committee and a Nominating and Corporate Governance Committee. The Audit, Compensation, Compliance and Nominating and Corporate Governance Committees are composed entirely of independent directors, as defined in the NYSE Listed Company Manual and the Company’s Corporate Governance Guidelines. The charters of each committee are available on the Company’s website at www.oppenheimer.com.
Audit Committee
The Board of Directors has an Audit Committee currently composed of four independent directors, the duties of which are set forth below.
The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.oppenheimer.com. The Audit Committee:
•
has sole authority and responsibility to nominate independent auditors for ratification by stockholders, to retain and oversee the work done by such auditors once selected, and to approve all audit engagement fees and terms (see Matter 2) and to terminate such auditors (subject to ratification by stockholders);

•
reviews annual, quarterly and all legally required public disclosure documents containing financial information that are submitted to the Board of Directors;

•
reviews and discusses with the external auditors the nature, scope and timing of the annual audit carried out by the external auditors and reports to the Board of Directors;

•
evaluates the external auditors’ qualifications, performance and independence for the preceding fiscal year and reviews their fees and makes recommendations to the Board of Directors;

•
pre-approves the audit, audit-related and non-audit services provided by our independent auditors and the fee estimates for such services;

•
reviews the results of the annual audit performed by the independent auditors, including any significant findings, and recommends to the Board of Directors, if appropriate, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC;

•
reviews and approves the Audit Committee Report required by the SEC to be included in the Company’s annual proxy statement, and any other reports required by applicable laws or stock exchange listing requirements or rules;

•
reviews and receives reports from management related to operational, market, credit, legal, cyber and other Company-specific risks;

•
reviews internal financial control policies, procedures and risk management, and reports to the Board of Directors;

•
meets regularly with business unit leaders to understand their risk management procedures;

•
meets with the external auditors quarterly to review quarterly and annual financial statements and reports, and to consider material matters which, in the opinion of the external auditors, should be brought to the attention of the Board of Directors and the stockholders;

•
reviews and approves the scope and plan of the work to be done by the Company’s internal auditors;

•
evaluates the internal auditors’ performance, including the results of any internal audits and any reports to management;

•
reviews and directs the activities of our internal audit department, meets regularly with internal audit, legal and compliance personnel and risk management committee representatives, and reports to the Board of Directors on the adequacy and effectiveness of the Company’s internal control structure and procedures, including any material deficiencies or weaknesses in, or material changes to, such internal controls or procedures;

•
reviews accounting principles and practices;

•
reviews management reports with respect to litigation, capital expenditures, tax matters and corporate administration charges and reports to the Board of Directors;

•
reviews changes in accounting policies with the external auditors and management, and reports to the Board of Directors;

•
reviews and approves related party transactions and changes to or waivers of our Code of Conduct for Senior Executive, Financial and Accounting Officers; and

•
annually reviews the Audit Committee Charter and recommends and makes changes thereto as required.

All of the members of the Audit Committee are financially literate. The Board of Directors has determined that the Audit Committee includes two financial experts and that Mr. Behrens and Mr. Dwyer, the financial experts, are independent as defined in Rule 10 A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 303A.02 of the NYSE’s Listed Company Manual. Mr. Behrens during the course of his career has spent significant time in the review of and oversight of the preparation of financial statements. Mr. Dwyer is a Certified Public Accountant. Currently, one of the members of the Audit Committee, Mr. Behrens, simultaneously serves on the audit committee of another public company.
Compensation Committee
The Board of Directors has adopted a Compensation Committee Charter, a copy of which is posted on our website at www.oppenheimer.com. Pursuant to its charter, the Compensation Committee’s objective is to provide a competitive compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation, mindful of the Company’s corporate risk management objectives. The Compensation Committee has four members, all of whom are independent.

The Compensation Committee:
•
approves the compensation of Mr. A.G. Lowenthal and Mr. R.S. Lowenthal on an annual basis, including setting a base salary level and developing criteria related to incentive compensation;

•
makes recommendations to the Board of Directors with respect to our compensation policies, including recommending the compensation of executive officers other than the Chief Executive Officer;

•
monitors developments in compensation-related regulations and industry practice, and makes recommendations to the Board of Directors, as appropriate;

•
develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries;

•
reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and benefits paid and provided to our senior management and makes recommendations to the Board of Directors with respect to the compensation of senior management;

•
makes awards under and administers our 2014 (which expired by its terms on February 26, 2024, but still governs awards made under it) and 2024 Incentive Plans, our Stock Appreciation Rights Plan and the Company’s deferred compensation plans, and supervises the delegation of authority to administer such plans to the extent permitted by plan instruments;

•
monitors compliance with the criteria of our performance-based awards or grants;

•
authorizes grants of stock options and stock awards and recommends modifications to our incentive compensation plans;

•
recommends certain compensation awards to our senior management based on criteria linked to the performance of the individual and/or our Company;

•
reviews compensation arrangements to ensure that they do not encourage excessive risk-taking and recommends compensation policies and practices to mitigate such risks;

•
reviews our compensation arrangements for our independent directors and makes recommendations on changes thereto when appropriate;

•
reviews and provides oversight of the Company’s Compensation Recovery Policy and makes recommendations on changes thereto when appropriate;

•
recommends to the Board equity-based compensation plans and compensation for non-employee directors;

•
reviews and approves our Compensation Discussion and Analysis; and

•
annually reviews the Compensation Committee Charter and recommends and makes changes thereto as required.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee Charter, a copy of which is posted on our website at www.oppenheimer.com, provides that the Nominating and Corporate Governance Committee is responsible for ensuring that our Board of Directors is composed of directors who are fully able and fully committed to serve the best interests of our stockholders. Factors considered by the Nominating and Corporate Governance Committee in assessing director performance and, when needed, recruiting new directors include skills, character, judgment, experience, ethics, integrity, diversity and compatibility with the existing Board of Directors.
The Nominating and Corporate Governance Committee currently has five members, all of whom are independent. The duties of this Committee are as follows:
•
determine the qualifications, qualities, skills and other expertise required to be a director, and develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

•
identify and screen qualified individuals for Board positions;

•
recommend additions to the Board and persons to fill vacancies on the Board;

•
review the Board’s committee structure and composition and recommend directors to serve as committee members;

•
ensure that the Board is kept up to date with respect to the regulatory environment relevant to governance issues;

•
maintain an orientation program for new directors and oversee the continuing education needs of directors;

•
oversee the evaluation of the Board and management;

•
make recommendations to assure the efficiency of Board meetings;

•
develop, review and make recommendations with respect to our Corporate Governance Guidelines;

•
oversee the Company’s corporate governance policies, practices and procedures;

•
review and approve governance reports for publication in our management proxy statement and Annual Report on Form 10-K; and

•
annually review the Nominating and Corporate Governance Committee’s Charter and recommend and make changes thereto as required.

The Nominating and Corporate Governance Committee will give appropriate consideration to board nominees recommended by Class B Stockholders. Nominees recommended by Class B Stockholders will be evaluated in the same manner as other nominees. Class B Stockholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election at our Annual Meeting of Stockholders to be held in 2026 may do so by submitting in writing such nominee’s name, in compliance with the procedures and along with the other information required by our Bylaws and Regulation 14A under the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), to our Secretary, at 85 Broad Street, 22nd Floor, New York, NY 10004 within the time frames set forth under the heading “Stockholder Proposals.”
The Nominating and Corporate Governance Committee is responsible for the recruitment of persons for Board positions, and for making recommendations to the Board for the appointment of directors to fill vacancies on the Board and for nominees for the slate of directors to stand for election by vote of the Class B Stockholders at the Annual Meeting of Stockholders. In recruiting directors, and when considering the performance of incumbent directors when determining whether to recommend them for re-election, the Nominating and Corporate Governance Committee considers:
•
judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;

•
proven track record of sound business judgment and good business decisions;

•
specific knowledge and experience to support the development and/or implementation of business strategy;

•
business or other relevant experience, including, without limitation, understanding of financial and accounting principles and general financial literacy, appropriate knowledge of business and industry issues, prior work for public companies and previous Board experience;

•
availability for Board and committee work;

•
communication and influencing skills;

•
reputation amongst peers;

•
existing relationship(s) with the Company’s management;

•
demonstrated integrity and high ethical standards;

•
diversity of viewpoints, backgrounds, experiences and other demographics; and

•
the extent to which the interplay of the individual’s expertise, skills, knowledge and experience with that of other members of the Board will build a board that is effective, collegial and responsive to the needs of the Company.

The Nominating and Corporate Governance Committee is also responsible for initially assessing, against the Company’s standards for directors’ independence, whether a candidate would be independent and whether continuing directors continue to be independent and advising the Board of that assessment.
Compliance Committee
The Board of Directors formed a Compliance Committee in July 2015, the charter for which is posted on our website at www.oppenheimer.com. Pursuant to its charter, the Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company’s compliance function, including the Company’s compliance management system and the Company’s compliance with applicable laws, rules and regulations governing its financial services businesses. The Compliance Committee is composed of all seven of the Company’s independent directors, meets quarterly, or more frequently if necessary, and its responsibilities and authority include the following:
•
overseeing the Company’s policies, procedures, programs, and training relating to compliance and supervision;

•
reviewing the status of the Company’s compliance with applicable federal and state securities and other laws and the rules and regulations of any self-regulatory organization (“SRO”), as well as compliance with its internal policies, procedures and controls;

•
receiving and overseeing the assessment of internal and external data and reports relating to the Company’s compliance and supervision programs;

•
creating criteria for the Chief Compliance Officer, the Anti-Money Laundering (“AML”) Officer and other senior officers at the Company’s subsidiaries, as appropriate;

•
ensuring the independence of the Chief Compliance Officer of the Company’s subsidiaries, including ensuring that the Chief Compliance Officer has direct access to the chairperson of the Compliance Committee at all reasonable times and reports to the Compliance Committee outside the presence of management at least quarterly and at such other times as the Compliance Committee may request or direct;

•
receiving and, when appropriate, meeting to discuss, reports on any annual or periodic internal and external compliance reviews conducted by the Company or third parties, including requiring a copy of any report (and supporting notes and schedules) prepared by the Company or such third parties in connection with any such review submitted to the Committee;

•
reviewing and evaluating reports, orders, inquiries, responses, findings and other communications by or from regulators and the adequacy of the Company’s responses to regulators;

•
receiving periodic reports, no less than quarterly, but more frequently if deemed of material significance, from the Chief Compliance Officer, the AML Officer and the General Counsel of the Company’s subsidiaries and other senior compliance officers regarding (i) pending or anticipated government or SRO investigations, examinations, inquiries, demands or proceedings and material litigation, in each case which cover or would be expected to cover compliance with federal and state securities and other laws, (ii) details and factual information regarding any material claim or pattern of claims alleging that the Company is not in compliance with federal and state securities laws and/or other applicable laws, (iii) regulatory developments relevant to the Company’s business, and (iv) the adoption and implementation of new policies or revisions to existing compliance policies and procedures;

•
reviewing the performance of the Chief Compliance Officer, the AML Officer, and other senior compliance officers, as appropriate, and providing its assessment to the CEO and the chair of the Company’s Compensation Committee;

•
reviewing the appointment, replacement or dismissal of the Chief Compliance Officer;

•
periodically reviewing the Company’s customer complaint and conflict of interest intake and resolution function, in light of the risk of violation of federal and state laws and related risks to customers;

•
reviewing and approving revisions to fundamental Company compliance policies prior to implementation by management, including the Company’s Code of Conduct and Global Anti-Money Laundering Policy;

•
periodically receiving reports from the Company’s internal audit manager regarding any regulatory or compliance audits undertaken during the previous year, including an analysis of any regulatory or compliance risks raised by such audits;

•
requesting reports from the Chief Compliance Officer and other compliance officers, the AML Officer, the General Counsel and management at the Company’s subsidiaries regarding the preparation, implementation and updating of the Company’s compliance and supervision policies, procedures, programs, training and controls;

•
receiving and, when appropriate, meeting to discuss reports on any annual or periodic examinations conducted by governmental agencies and SROs, including requiring a copy of any report (and supporting notes and schedules) prepared by such agencies or SROs in connection with any such examination to be submitted to the Compliance Committee;

•
ensuring that the full Board receives reports and materials as necessary from time to time regarding significant compliance issues and making recommendations to the full Board and/or management from time to time as the Compliance Committee deems appropriate for the development, adoption or modification of regulatory or compliance policies, procedures, programs and practices;

•
ordering, directing and overseeing any annual or periodic independent compliance or AML audit that the Compliance Committee deems necessary or appropriate, conducted by an independent firm deemed competent by the Compliance Committee to conduct such compliance or AML audit;

•
reviewing the results of any annual or periodic independent compliance or AML audit, including any significant matters regarding risk of non-compliance with federal securities and other laws; and

•
undertaking such other activities as are necessary or incidental to carrying out the foregoing duties and responsibilities.

Director Compensation
The following table describes director compensation for the year ended December 31, 2024 paid to the directors other than Mr. A.G. Lowenthal and Mr. R.S. Lowenthal, who receive no compensation in connection with their service on our Board of Directors.

2024 DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
(a)	(b)(1)	(c)(2)(3)	(d)(2)	(h)
E. Behrens	$88,000	$119,670	$—	$207,670
T.M. Dwyer	$108,000	$119,670	$—	$227,670
P.M. Friedman	$125,000	$119,670	$—	$244,670
T.A. Glasser	$86,000	$119,670	$—	$205,670
S.J. Kanter	$90,500	$119,670	$—	$210,170
R.L. Roth	$92,500	$119,670	$—	$212,170
S.E. Spaulding (4)	$65,667	$—	$—	$65,667
W.J. Ehrhardt (5)	$46,000	$—	$—	$46,000
A.W. Oughtred (5)	$40,667	$—	$—	$40,667
Notes to 2024 Director Compensation Table
(1)
In the year ending December 31, 2024, we paid directors’ fees as follows:

Annual Retainer Fee	$50,000
Board Meeting Fees	$5,000 per meeting attended in person and $2,000 per meeting attended by telephone/virtual
Committee Meeting Fees	$1,000 per meeting attended
Lead Director and Chairman of the Audit Committee	$25,000
Committee Chairmen, except Audit	$15,000

(2)
The values of restricted stock awards (granted under the Company’s 2024 Incentive Plan) represent the grant date fair value of awards granted in the fiscal year. The underlying assumptions and methodology used to value our stock awards are described in note 17 to our consolidated financial statements for the year ended December 31, 2024 included in our Annual Report on Form 10-K for the year ended December 31, 2024 which is available on our web site at www.oppenheimer.com or in paper on request. Details of restricted stock awards held by the Named Executives appear in the “Outstanding Equity Awards Table” and notes thereto, appearing below. Details of options and restricted stock held by our non-employee directors appear below under “Director Stock-based Compensation.”

(3)
Non-employee directors receive annual stock awards of restricted Class A Stock as determined by the full Board of Directors (3,000 restricted shares each on January 25, 2024) which vest as follows: 25% six months from the initial grant date and 25% on each subsequent one year anniversary of the grant date. Directors are expected to accumulate and hold at least 6,000 shares of the Company’s Class A Stock and have three years after joining the Board of Directors to achieve that position.

(4)
Ms. Spaulding joined the Board effective March 1, 2024

(5)
Messrs. Ehrhardt and Oughtred did not stand for re-election at the Annual Meeting on May 6, 2024.

In 2024, the directors were paid directors’ fees of  $742,334 in the aggregate. Directors are reimbursed for travel and related expenses incurred in attending board and committee meetings. The directors who are not our employees are also entitled to the grant of stock awards under the Company’s 2024 Incentive Plan, which was adopted effective as of March 1, 2024 and ratified by our stockholders on May 6, 2024. Reference is made to the table under “Director Stock-based Compensation” below. Directors who are our employees are not entitled to receive compensation for their service as directors.
The Company has not made contributions to any tax exempt organizations in which an independent director serves as an executive officer.
We operate in a challenging marketplace in which our success depends upon, among other things, our ability to attract and retain non-employee directors of the highest caliber. The Board believes that we must offer a competitive non-employee director compensation program if we are to successfully attract and retain the best possible candidates for these important positions of responsibility.

Director Stock-based Compensation
The following table describes non-employee director stock-based awards held at December 31, 2024 and the numbers of unvested awards, as applicable.
Outstanding Equity Awards Table
As of December 31, 2024
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(4)	(i)	(j)
E. Behrens	—	—	—	—	—	625 (1)	$ 40,056 (1)	—	—
	—	—	—	—	—	1,250 (2)	$ 80,113 (2)	—	—
	—	—	—	—	—	2,250 (3)	$144,203 (3)	—	—
T.M. Dwyer	—	—	—	—	—	625 (1)	$ 40,056 (1)	—	—
	—	—	—	—	—	1,250 (2)	$ 80,113 (2)	—	—
	—	—	—	—	—	2,250 (3)	$144,203 (3)	—	—
P. Friedman	—	—	—	—	—	625 (1)	$ 40,056 (1)	—	—
	—	—	—	—	—	1,250 (2)	$ 80,113 (2)	—	—
	—	—	—	—	—	2,250 (3)	$144,203 (3)	—	—
T.A. Glasser	—	—	—	—	—	625 (1)	$ 40,056 (1)	—	—
	—	—	—	—	—	1,250 (2)	$ 80,113 (2)	—	—
	—	—	—	—	—	2,250 (3)	$144,203 (3)	—	—
S.J. Kanter	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	2,250 (3)	$144,203 (3)	—	—
R.L. Roth	—	—	—	—	—	625 (1)	$ 40,056 (1)	—	—
	—	—	—	—	—	1,250 (2)	$ 80,113 (2)	—	—
	—	—	—	—	—	2,250 (3)	$144,203 (3)	—	—
S.E. Spaulding (5)	—	—	—	—	—	—	$ —	—	—
	—	—	—	—	—	—	—	—	—
W.J. Ehrhardt (6)	—	—	—	—	—	—	$ —	—	—
A.W. Oughtred (6)	—	—	—	—	—	—	$ —	—	—
Notes to Outstanding Equity Awards Table:
(1)
Restricted stock award for 2,500 shares of Class A Stock was granted on January 27, 2022 with vesting as follows: 25% on July 26, 2022, January 26, 2023, January 26, 2024 and January 26, 2025.

(2)
Restricted stock award for 2,500 shares of Class A Stock was granted on January 26, 2023 with vesting as follows: 25% on July 25, 2023, January 25, 2024, January 25, 2025 and January 25, 2026.

(3)
Restricted stock award for 3,000 shares of Class A Stock was granted on January 25, 2024 with vesting as follows: 25% on July 24, 2024, January 24, 2025, January 24, 2026 and January 24, 2027.

(4)
The market value is based on the closing price of the Class A Stock on the NYSE on Tuesday, December 31, 2024 of  $64.09.

(5)
Ms. Spaulding joined the Board effective March 1, 2024

(6)
Messrs. Erhardt and Oughtred did not stand for re-election at the Annual Meeting on May 6, 2024. Their shares were subject to accelerated vesting.

On January 29, 2025, the non-employee directors were each granted restricted stock awards of 1,500 shares of Class A Stock. These awards each vest in the amount of 25% on July 28, 2025, January 28, 2026, January 28, 2027 and January 28, 2028.

Option Exercises and Stock Vested
For the Year Ended December 31, 2024
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
E. Behrens	—	—	2,625	$114,549
T.M. Dwyer	—	—	2,625	$114,549
P.M. Friedman	—	—	2,625	$114,549
T.A. Glasser	—	—	2,625	$114,549
S.J. Kanter	—	—	750	$41,055
R.L. Roth	—	—	2,625	$114,549
S.E. Spaulding (1)	—	—	—	$—
W.J. Ehrhardt (2)	—	—	4,375	153,519
A.W. Oughtred (2)	—	—	4,375	153,519

(1)
Ms. Spaulding joined the Board effective March 1, 2024

(2)
Messrs. Ehrhardt and Oughtred did not stand for re-election at the Annual Meeting on May 6, 2024. Their shares were subject to accelerated vesting.

Directors’ and Officers’ Insurance
We carry liability insurance for our directors and officers and the directors and officers of our subsidiaries. Between November 30, 2023 and November 30, 2024, our aggregate insurance coverage was $38.5 million (including Side A coverage in the amount of  $3.5 million) with a $3.5 million deductible and an aggregate annual premium of  $582,899. The coverage was renewed for a further year effective November 30, 2024 at an aggregate annual premium of  $540,612 and a deductible and Side A coverage each in the amount of  $3.5 million.
Under our Bylaws, we are obligated to indemnify our and our subsidiaries’ directors and officers to the maximum extent permitted by the DGCL. We have entered into an indemnity agreement with certain of our directors and officers providing for such indemnities.
Stock Ownership of Board Members
For information on the beneficial ownership of securities of the Company by directors and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” below.
Compensation Committee Interlock and Insider Participation
Messrs. Dwyer, Friedman, and Roth and Ms. Kanter served as members of the Compensation Committee for the fiscal year ended December 31, 2024. None of the members of the Compensation Committee is or has ever been one of our officers or employees or been a party to a transaction with our Company that qualified as a related party transaction under Company policy. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity.

REPORT OF THE AUDIT COMMITTEE
As required by our Audit Committee Charter, the Audit Committee reports as follows:
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. It meets with management and our internal audit group and independent auditors regularly and reports the results of its activities to the Board of Directors. In this connection, the Audit Committee has done the following with respect to fiscal 2024:
•
Reviewed and discussed with our management and Deloitte & Touche LLP our unaudited quarterly reports on Form 10-Q for the first three quarters of the year.

•
Reviewed and discussed our audited financial statements and annual report on Form 10-K for the fiscal year ended December 31, 2024 with our management and Deloitte & Touche LLP.

•
Reviewed and discussed with our internal auditors their internal control program for the year, the internal audits conducted during the year, and their testing of internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

•
Discussed with Deloitte & Touche LLP the matters required to be discussed by the rules of the Public Company Accounting Oversight Board (PCAOB).

•
Received written disclosure from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with Deloitte & Touche LLP its independence.

•
Discussed with management and with Deloitte & Touche LLP the documentation and testing of our internal accounting controls in accordance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

•
Made inquiries of senior management regarding any whistleblowing complaints of a financial nature.

•
Discussed with management and recommended to the Board the payment of four quarterly dividends during the year 2024.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that our audited financial statements for the year ended December 31, 2024 prepared in accordance with GAAP be included in our Annual Report on Form 10-K for the year ended December 31, 2024.
The Audit Committee
Timothy M. Dwyer — Chair
Evan Behrens
Teresa A. Glasser
Suzanne E. Spaulding

REPORT OF THE COMPENSATION COMMITTEE
As required by our Compensation Committee Charter, the Compensation Committee reports as follows:
Under its charter, the Compensation Committee is required to discharge the Board of Directors’ responsibilities relating to compensation of our senior executive officers and to report on its practices to our stockholders in our annual proxy statement. The Compensation Committee, comprised of independent directors, reviewed and discussed the Compensation Discussion and Analysis that appears below with our management. In reaching its conclusions, the members of the Compensation Committee were aware of the ongoing focus of the media, the government and the general population on the compensation of executives and employees of financial service companies, compliance with applicable rules and other regulatory enactment and enforcement activities which affect the Company.
The Compensation Committee regularly monitors important developments and proposed regulations in compensation practices and seeks to see that its methodology aligns pay practices with corporate objectives and performance and does not encourage excessive risk-taking. The Compensation Committee believes that the 2024 compensation payments made to executives and employees were substantially so aligned. Based on its review and discussions, the Compensation Committee approved and recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee
R. Lawrence Roth — Chair
Timothy M. Dwyer
Paul M. Friedman
Stacy J. Kanter
The Report of the Compensation Committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
As required by our Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee reports as follows:
•
The Nominating and Corporate Governance Committee is responsible for maintaining and developing governance principles consistent with high standards of corporate governance.

•
Ms. Spaulding was appointed to the Board on March 1, 2024 upon the recommendation of the Nominating and Corporate Governance Committee.

•
The Nominating and Corporate Governance Committee has assessed the composition, effectiveness and size of the Board of Directors and determined that the incumbent directors are performing effectively and that a board of nine directors is appropriate for the Company. The Nominating and Corporate Governance Committee has recommended that the current directors be nominated for election to the Board at the Meeting. The Board has endorsed that recommendation.

•
The Nominating and Corporate Governance Committee has determined that Mr. Behrens, Mr. Dwyer, Mr. Friedman, Ms. Glasser, Ms. Kanter, Mr. Roth and Ms. Spaulding are independent in accordance with applicable independence standards. In addition, the Nominating and Corporate Governance Committee monitored director attendance at Board of Directors and committee meetings and has determined that each nominee for director who is presently a director meets acceptable board meeting attendance standards.

•
The Nominating and Corporate Governance Committee conducted a Board effectiveness and self-assessment review for 2024 and has reported thereon to the Board.

•
The Nominating and Corporate Governance Committee supervised the Board of Directors’ annual review of our Corporate Governance Guidelines, including our charter.

•
The Nominating and Corporate Governance Committee oversaw the Chief Executive Officer succession process when informed of Mr. A.G. Lowenthal’s intention to relinquish the Chief Executive Officer title at the Company and Oppenheimer.

•
The Nominating and Corporate Governance Committee has developed a program to encourage the Company’s directors to maintain their skills and knowledge as directors and regularly arranges director education for the Board.

The Nominating and Corporate Governance Committee
Stacy J. Kanter — Chair
Evan Behrens
Paul M. Friedman
R. Lawrence Roth
Suzanne E. Spaulding

REPORT OF THE COMPLIANCE COMMITTEE
As required by our Compliance Committee Charter, the Compliance Committee reports as follows:
•
The Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company’s compliance function, including the Company’s compliance management system and the Company’s compliance with applicable laws, rules and regulations.

•
Since the Compliance Committee was formed in July 2015, it has met regularly with the Company’s senior compliance officers, including receiving reports by the Chief Compliance Officer of the Company and its subsidiary broker-dealer and investment advisers, and quarterly reports by the Company’s AML Officer and Director of Regulatory Affairs.

•
The Compliance Committee received periodic reports on regulatory inquiries and findings, and subsequently reviewed and evaluated the sufficiency of the Company’s responses to them and the resulting actions that had been taken to address any findings.

•
The Compliance Committee also received periodic reports from various channels relating to whistleblowing, including any complaints received and the resulting response by management, if applicable.

•
In order to assure the independence of the Chief Compliance Officer of the Company, the Chief Compliance Officer reported to the Compliance Committee outside the presence of management at every meeting held by the Compliance Committee.

•
The Compliance Committee also oversaw the resourcing of the compliance functions at the Company, including staffing, systems and monitoring.

The Compliance Committee
Paul M. Friedman — Chair
Evan Behrens
Timothy M. Dwyer
Teresa A. Glasser
Stacy J. Kanter
R. Lawrence Roth
Suzanne E. Spaulding

MATTER NO. 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has reappointed Deloitte & Touche LLP as our independent auditors for the 2025 fiscal year subject to ratification by the Class B Stockholders at the Meeting. The Audit Committee intends to fix the remuneration of the auditors.
Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will be given the opportunity to make a statement, if they desire, and to respond to appropriate questions.
To be effective, this matter must be authorized by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the Meeting. Abstentions will not be counted as votes for or against the matter. Mr. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the matter. See “Security Ownership of Certain Beneficial Owners and Management.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP FOR FISCAL YEAR 2025 AND FOR THE AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX THE AUDITORS’ REMUNERATION.
Principal Accounting Fees and Services
Deloitte & Touche LLP has served as our independent registered accounting firm since 2013. Prior thereto, PricewaterhouseCoopers LLP served as our independent registered public accounting firm since 1993. Deloitte & Touche LLP has advised us that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in us or any of our affiliates other than as our auditor.
Audit Fees, Audit-Related Fees and Tax Fees.   The fees billed to us and our subsidiaries by Deloitte & Touche LLP for the years 2024 and 2023 in connection with services provided in such years were as follows:
	Year Ended December 31,
	2024	2023
Audit fees	$2,436,074	$2,347,298
Audit-related fees	$377,451	$361,539
Tax fees	$147,556	$167,595
All other fees	$2,063	$2,063
	$2,964,144	$2,878,496
The 2024 audit fees include the fees for the audit of our annual consolidated financial statements for the year 2024 and the review of the quarterly financial statements included in the Forms 10-Q filed by us and the interim reports to stockholders sent to stockholders during the year. Audit fees also include the separate entity audits of Oppenheimer & Co. Inc., Freedom Investments, Inc., Oppenheimer Europe Ltd., Oppenheimer Investments Asia Limited, and Oppenheimer Israel (OPCO) Ltd. During 2024, Deloitte & Touche LLP provided tax compliance services for us in the U.S., the U.K, Israel and Hong Kong. In addition, during 2024, Deloitte & Touche LLP performed the audit-related services required for the production of SSAE 18 Reports for Oppenheimer & Co. Inc. Additionally, Deloitte & Touche LLP performed the mandated examinations as required by the SEC Investment Advisory Custody Rule.
The Audit Committee has the sole authority and responsibility to appoint independent auditors for ratification by stockholders, and to recommend to stockholders that independent auditors be removed. The Audit Committee has appointed Deloitte & Touche LLP as our auditors for 2025 for ratification by the Class B Stockholders at the Meeting.
The Audit Committee approves all audit engagement fees and terms in addition to all non-audit engagements and engagement fees submitted by independent auditors. The process begins prior to the commencement of the services. The fees described above were all pre-approved.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
2024 Company Performance
The U.S. Economy continued to outperform during 2024. Despite widespread expectations for a downturn driven by high interest rates, the economy continued to expand producing growth of 2.8% for the year, more than respectable, and far ahead of the rest of the industrialized world. Economic growth, a reduction in interest rates and the high expectations for capital expenditures around Artificial Intelligence (AI) drove the U.S. Equity markets to new record highs with the S&P 500 reaching 5881.63 (up 23.3%) at year-end. Markets were again led by the “Magnificent Seven” which were up by 63% in 2024 (contributing over 50% of the increase in the index). The other major averages, the Dow Jones Industrial Average and the NASDAQ Composite, reached 42544.22 (up 12.9%) and 19310.79 (up 28.6%), respectively.
Both short-term and long-term U.S. Treasury yields declined, reflecting both Federal Reserve reductions in the overnight rate, as well as lower inflation, as the rate of inflation continued its decline that began in 2022. With unemployment remaining low (4.1%), the U.S. consumer continued to be the most significant driver of economic activity, with consumer spending increasing both for goods and services. It was indeed a “goldilocks” economy (neither too hot nor too cold).
The election re-energized markets with high expectations for tax relief, less regulation, and continued growth in the economy. This enthusiasm benefited crypto-currencies, equities, and housing prices as we turned to 2025. However, the realization that tariffs were going to be a reality, both stifling growth and feeding inflation, gave the markets a temporary pause.
The Company continues to evaluate the risks to our business, both domestically and internationally. Domestically, a new administration is quickly moving to make significant changes to economic policy. It is unclear what the outcome of such changes may be, but such policy changes may have a negative effect on the economy in general and our business in particular. Climate change also has shown itself to be capable of destroying immense swaths of property through wildfires, storms, and flooding. Geopolitical risks are reflected in the ongoing war in Ukraine and a still unstable Middle East. Global tensions are also exacerbated by threats of economic warfare through tariffs and retaliatory threats to our supply lines. The ever expanding threats from foreign sources to the security of our data, our vital utilities and our elections is an ongoing issue. Although most of our business comes from operations in the United States, it remains susceptible to geopolitical and other risks emanating from abroad.
•
The Company made considerable progress in 2024 with our Wealth Management business significantly and positively impacting results. We were no longer plagued with significant litigation costs, but did see less of a boost from interest rates. Our Client Assets under Management reached an all-time record at $49.4 billion, with Assets under Administration reaching a record high during the year, and ending with $129.5 billion at year-end.

•
We saw a meaningful pick-up in the revenues derived from our Capital Markets Division as transactional revenues increased in both Equities and Fixed Income, and we saw an increase in business from Investment Banking. The Company’s total revenues reached $1.432 billion up 14.7% driving earnings of  $71.5 million or $6.37/share up from $30.2 million or $2.81/share in 2023.

•
Our book value reached $82.31 per share, with tangible book value reaching $64.96 per share. The operating results drove a significant increase in our share price. We increased our regular dividend to $.18 earlier in the year and we reduced our share buy-backs, given the significant movement in our share price, re-purchasing only 244,000 shares at an average price of  $39.39/share for the entire year. Our shares outstanding at year-end were 10,331,401 and our shareholders’ equity reached an all-time record of  $850.4 million.

•
We redeemed our only senior debt ($113,000,000) out of available funds, which otherwise would have matured in 2025, saving considerable interest expense over its remaining life.

•
In 2024, we solidified our financial advisors with a stable headcount of 931 year-over-year, and we demonstrated strong retention and the ability to attract top-tier professionals. We brought on board our largest recruiting class since before the pandemic, with 50 new hires. In addition to advisors, we added branch managers in key markets to enhance growth.

•
Looking ahead to 2025, we anticipate a rebound in M&A activity, increased private credit opportunities, a more selective but active IPO market, and continued demand for strategic advisory mandates. Investment Banking revenues increased significantly (up 49.3%) for the year, propelled by first quarter IPOs and placements for Healthcare issuers, followed up by an increasing emphasis on M&A and restructuring later in the year.

•
With larger firms exiting the market for municipal issuance on behalf of states, cities and private issuers, we saw a significant opportunity to expand our engagement in this important market. To lead this effort, we hired a team of experienced bankers to reposition the business, and their early impact has been substantial.

•
Our Institutional Equities business experienced significant growth in 2024, fueled by increased market activity and a stronger integration with Investment Banking. A key driver was the increase in equity issuance (IPOs and follow-ons). Notable trends, such as focusing on the ‘Magnificent Seven’ stocks, further amplified trading activity and commission growth both in equities and options. Equity Research also played a critical role in our growth, including the appointment of a new Research Director.

•
Our Fixed Income Division achieved record revenue growth, surpassing previous high-water marks and solidifying our position in the middle market. This success was driven by important investments in experienced individuals with specialized and enhanced capabilities.

2024 Compensation Highlights
The Compensation Committee and the Board of Directors believe that the policies and practices described in the following Compensation Discussion and Analysis provide a compensation framework which enables us to retain and appropriately reward the executive officers that we believe are critical to our long-term success, while linking that compensation to our corporate objectives and performance.
For example:
•
our Named Executives do not generally have employment agreements;

•
our Named Executives do not receive supplemental retirement benefits;

•
our Named Executives generally do not receive any perquisites that are not available to all employees, other than access to parking spaces for our Chief Executive Officer and President;

•
our incentive compensation practices are reviewed annually by the Compensation Committee to ensure that we are not encouraging undue risk-taking and we are aligning executive compensation with the strategic objectives and performance of the Company;

•
our Chief Executive Officer’s and our President’s annual salary and incentive compensation are established by the Compensation Committee, which is composed of independent directors;

•
a substantial portion of our Chief Executive Officer’s and our President’s compensation is variable and is normally driven by performance goals which are established annually by the Compensation Committee from a broad array of financial, performance and strategic parameters;

•
The Company remains committed to and actively engaged in the high-priority work of succession planning. In February 2025, the Company announced the imminent transfer of the role of CEO from the Chairman to the President of the Company;

•
We updated our OARs Program to fully reflect the increase in our share price to reduce the cost of the program which is fully impacted by share price increases. We also again made changes to our financial advisor compensation plan to encourage growth in assets under advisement and to encourage revenue growth;

•
Base salaries paid to our Named Executives in 2024 were not increased from 2023 levels; and

•
On January 29, 2025, the Compensation Committee awarded a total of 203,375 restricted shares of Class A Stock to our employees. Of these restricted shares, 118,375 shares will cliff vest three years from the date of the grant and 85,000 will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period.

The foregoing 2024 Company Performance and Compensation Highlights do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Compensation Discussion and Analysis set forth below which, together with our Annual Report on Form 10-K for the year ended December 31, 2024, should be read in its entirety for a more complete understanding of our compensation policies, practices, and the compensation awarded to, earned by, or paid to our executive officers for 2024.

Compensation Discussion and Analysis
The following pages include our Compensation Discussion and Analysis.
Introduction
The following Compensation Discussion and Analysis describes the material elements of compensation for our named executive officers identified in the “Summary Compensation Table” (the “Named Executives”). The Compensation Committee, which is comprised entirely of independent directors, (i) develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries; (ii) reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and other compensation paid and provided to our senior management; and (iii) annually develops criteria related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal, our Chief Executive Officer, and Mr. R.S. Lowenthal, our President.
Certain processes and procedures of the Compensation Committee are discussed below, including its role in dealing with the Chief Executive Officer’s compensation and the compensation of the other Named Executives. The Compensation Committee considers recommendations from the Chief Executive Officer with respect to the compensation of the Named Executives (other than the Chief Executive Officer himself), as it does on compensation matters such as aggregate year-end allocation of incentive compensation and stock awards for all of our other employees.
The day-to-day design and administration of health benefits, the deferred compensation plans, the 401(k) plan and other employee benefit plans and policies applicable to salaried U.S.-based employees in general are handled by our Human Resources, Finance and Legal Departments.
The Compensation Committee reviewed the performance of the Company in 2024 and considered the financial and non-financial metrics set forth below in determining compensation for the Chief Executive Officer and the President and made incentive compensation awards to the Chief Executive Officer and the President as more fully set forth below.
Objectives and Policies
The Compensation Committee’s objective is to provide a compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation in order to foster the creation of shareholder value and align the interests of management with shareholders. Our compensation policy with respect to our Named Executives, including the Chief Executive Officer, has the following objectives:
•
recruit, motivate, reward and retain the high performing executive talent required to create superior long-term stockholder returns;

•
reward executives for annual performance, as well as for growth in enterprise value over the long-term;

•
provide a competitive compensation package relative to peers and competitors;

•
ensure effective utilization and development of talent by employing appropriate management processes; and

•
avoid excessive risk taking.

Our compensation framework for senior executive officers, including the Named Executives, consists of the following key elements: a base salary, an annual bonus and grants of share-based compensation (typically other stock-based awards). The Compensation Committee also reviews compensation arrangements to ensure that a portion of the Named Executives’ compensation is directly related to corporate performance, appropriate risk management and other factors that directly and indirectly influence stockholder value.
The Compensation Committee reviewed a “peer group” of public companies in 2024 to guide its decision making process with respect to compensation for such year. This peer group included the following companies: Piper Sandler & Co., Stifel Financial Corp., Raymond James Financial, Inc., Evercore Inc. and

Houlihan Lokey. In addition, to further understand the compensation practices of large financial services institutions, the Compensation Committee reviewed compensation practices at Bank of America Corporation, Barclays PLC, Citigroup Inc., Deutsche Bank AG, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Morgan Stanley, and UBS Group AG.
While these companies provided a context for broad parameters and a framework for the Compensation Committee’s 2024 decisions for our Chief Executive Officer and our President, the determination of the amounts granted and the form of grant was set with reference to our own business model as more fully detailed below. The Compensation Committee also used these peer group companies and broad studies of companies similar to our Company in revenue as well as other financial services companies to set a context for our recommendations to the Board on non-employee director compensation practices. See “Director Compensation.”
The Compensation Committee retains Pay Governance LLC, an independent outside compensation consultant that the Compensation Committee believes is an unbiased source of information, for purposes of assisting the Compensation Committee with respect to a program for executive compensation that meets the Compensation Committee’s goals and objectives.
The Compensation Committee believes that incentive-based variable compensation should generally comprise the vast majority of total annual compensation for the Named Executives because it ties their pay to their individual performance and the performance of our Company.
The Compensation Committee believes that:
•
the Named Executives are in positions to influence corporate strategy and execution;

•
tying the majority of total compensation to incentive payments helps ensure focus on our strategic goals;

•
the Named Executives’ compensation is both variable and “at risk” and will thus depend upon our Company producing annual financial results that build enterprise value;

•
the volatile nature of our market-driven businesses should be reflected in our compensation practices; and

•
our share-based compensation generally cliff vests after three or five years from the date of the grant, and therefore aligns the executive officer with a continuing interest in enterprise value, and further, to long-term shareholder returns.

The Compensation Committee makes recommendations to the Board with respect to total compensation, including an annual bonus and grants of share-based awards, if appropriate, for our Named Executives and other senior executives. The Compensation Committee believes that a significant portion of the Named Executives’ compensation should be variable compensation that should also be “at-risk” based on the performance and behavior of the Named Executives. When recommending share-based awards, the Compensation Committee considers the performance of the employee and the degree to which the employee has a long-term interest in the Company’s success. All share-based awards are priced at fair market value on the grant date, are subject to vesting periods, and are typically conditioned upon the employee’s continued active employment with the Company for a significant period of time.
The Compensation Committee believes that, as stockholders, the Named Executives, other senior executives and selected employees will be motivated to consistently deliver financial results that build wealth for all stockholders over the long-term, and it currently uses share-based awards and a series of overlapping vesting periods to accomplish that objective. The Compensation Committee is cognizant of the impact of the accounting guidance on our financial results and strives to balance the granting of stock options and other forms of stock-based incentives with the other objectives of executive compensation set forth above. Since the adoption of accounting guidance on Share-Based Payment, on January 1, 2006, requiring us to expense stock options, we have granted only a very limited number of stock options and none to the Named Executives. At March 1, 2025, we had 1,317,004 shares of Class A Stock which are the subject of current share-based compensation arrangements (of which 213,875 were issued in January 2025) and subject to vesting requirements. In January 2011, we established a compensation recovery (“clawback”) policy, which policy was subsequently amended in March of 2017 and again in October of 2023 and which permits us to recover certain incentive-based compensation in specified circumstances. See discussions under “Stock Option Grants,” “Stock Awards” and “Compensation Recovery Policy” below.
Compensation arrangements for most of our senior executive officers generally involve a significant component of compensation which is contingent on our Company’s performance and the individual performance of each senior executive officer, and is typically paid in the form of an annual cash bonus (which permits individual performance to be evaluated and recognized on an annual basis) and share-based awards (which directly link a portion of their compensation to stock price appreciation realized by our stockholders). The annual cash bonus and share-based awards are determined and made in the year following the performance year to allow the Compensation Committee to review the full year financial results of the Company. The Compensation Committee believes that this approach best serves the interests of stockholders by enabling us to structure compensation in a way that meets the requirements of the highly competitive environment in which we operate, while ensuring that senior executive officers are compensated in a manner that advances our long-term interests and those of our stockholders. For the Chief Executive Officer’s compensation arrangements, see discussion under “2024 Chief Executive Officer Compensation” below.
The Compensation Committee, like the Board and management as a whole, recognizes the importance and need to continue the enhancement of the Company’s compliance culture and policies and the effectiveness thereof to enhance the overall profitability and endurance of the franchise. To this end the Compensation Committee, in approving compensation for senior executive officers, including the Named Executives, and other executives and employees in positions with compliance responsibilities, emphasizes compliance as a part of the review of such employee’s compensation.
Consideration of Say-On-Pay Votes
We conducted an advisory stockholder vote on executive compensation in May of 2011, 2014, 2017, 2020 and 2023. The results of the 2011, 2014, 2017, 2020 and 2023 votes were to affirm our compensation practices as disclosed in the Compensation Discussion and Analysis for the fiscal years 2010, 2013, 2016, 2019 and 2022 and attendant tables and narratives and the compensation paid to our Named Executives. The Compensation Committee considered the 2011, 2014, 2017, 2020 and 2023 votes and may consider such votes at future Compensation Committee meetings when establishing executive compensation arrangements in the future, but notes that the stockholder votes are non-binding and, in the future, the Compensation Committee and Board may make executive compensation arrangements that are inconsistent with the advisory votes should they determine that such arrangements are not in the interest of the Company.
Performance evaluation and total compensation timing
It has been our practice to determine an approximate aggregate cash bonus pool available to our Chief Executive Officer and other senior executives on or before December 31st of the fiscal year-end in which the performance was delivered for accounting and tax purposes. However, our practice is to determine individual cash bonuses and make any grants of long-term share-based awards to our Chief Executive Officer, President and other senior executives in the first 60 days of the following year, based upon their performance in the prior fiscal year.
While we believe our process and timing of making performance-related judgments on annual total compensation is sound, reasonable and consistent with industry standards, it does not correspond to the proscribed accounting period standards for compensation expenses nor for compensation disclosure. Elements of the total compensation for our Chief Executive Officer, President and other senior executives are thus recorded in different accounting years and are not captured in the proscribed tables in this proxy statement or in our financial statements in a manner which accurately reflects the Compensation Committee’s judgments about performance for the fiscal year. Because of this disparity, we have made a practice of disclosing any share-based awards and their terms that are granted in the first 60 days of the following year for our Named Executives and our employees taken as a whole in our proxy statements. We do this so that stockholders can see the Compensation Committee’s judgments about total compensation and how total compensation relates to the Company’s and the executives’ prior year’s performance by combining salary for the relevant fiscal year plus cash bonuses and any stock awards granted in the first 60 days of the following year.

Determination of 2024 Compensation
The Compensation Committee, (i) develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries; (ii) reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and other compensation paid and provided to our senior management, and makes recommendations to the Board of Directors with respect to the compensation of senior management; and (iii) develops criteria on an annual basis related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal and Mr. R.S. Lowenthal. For a discussion of the compensation for the Chief Executive Officer, see the section entitled “2024 Chief Executive Officer Compensation” below.
The Compensation Committee makes recommendations to the Board after consultation with and receiving recommendations from the Chief Executive Officer with respect to each Named Executive who is not a member of the Board as to their annual salary and annual bonus and also makes grants of share-based awards by reference to the executive’s position, responsibilities and performance. Some of the factors considered by the Compensation Committee are:
•
the Named Executive’s responsibilities relative to our total shareholder return, revenue and net income, use of invested capital and degree of firm capital at risk;

•
the Named Executive’s impact on key strategic initiatives; and

•
the Named Executive’s performance and contributions to the management of the Company.

The Chief Executive Officer assessed each Named Executive’s (other than the Chief Executive Officer himself), as well as other senior officers’, performance under the foregoing criteria and reviews such assessment with the Compensation Committee.
Our non-financial or qualitative performance assessment criteria for our Named Executives (as appropriate in different competencies) include:
•
strategic thinking;

•
risk management;

•
integrity;

•
business judgment;

•
building and facilitating a corporate culture of ethical, compliant and responsible behavior;

•
leadership;

•
managing employee performance and morale; and

•
financial responsibility.

Base Salary.   The base salaries of Mr. A.G. Lowenthal, our Chief Executive Officer, and Mr. R.S. Lowenthal, our President, are set by the Compensation Committee. Salaries paid to senior executive officers are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer, based on his assessment of the nature of the position, and the skills, experience and performance of each senior executive officer, as well as salaries paid by comparable companies in our industry. The Compensation Committee then makes recommendations to the Board of Directors with respect to base salaries. Base salaries paid to the Named Executives in 2024 were not increased from 2023 levels.
Annual Cash Bonus.   Bonuses paid to our senior executive officers are reviewed annually by the Compensation Committee after considering recommendations made by the Chief Executive Officer based on his assessment of the performance of the Company, the individual contribution of each senior executive officer to such performance and their competencies. Mr. R.S. Lowenthal is paid pursuant to a performance and incentive-based compensation framework established by the Compensation Committee. The Compensation Committee then makes recommendations to the Board of Directors with respect to annual cash bonuses. Senior executive officers, including the Chief Executive Officer, may be offered the right to elect to defer a portion of their annual bonus and performance-based compensation under our Executive

Deferred Compensation Plan (“EDCP”) or the Investment Banking and Capital Markets Deferred Compensation Plan (“CMDP”), each a non-qualified unfunded plan. In addition, under the CMDP, an officer may be made the subject of a mandatory deferral of cash compensation. No officer made a deferral into the EDCP in 2024. Mr. R.S. Lowenthal was the subject of a mandatory deferral of  $1,050,000 into the CMDP for the 2024 performance year, and electively deferred an additional $380,000. See “Deferred Compensation Plans” below.
Stock Option Grants.   Under the 2024 Incentive Plan, our senior executive officers and employees may be granted stock options by the Compensation Committee based upon a variety of considerations. Due to the relatively high cost of expensing stock option awards under applicable accounting guidance, we have limited our use of this form of award in favor of stock awards.
Stock Awards.   Under the 2024 Incentive Plan, our and our subsidiaries’ executive officers and employees are granted stock awards by the Compensation Committee based upon recommendations from the Chief Executive Officer (except for the Chief Executive Officer himself) and other considerations relating to the contribution and performance of the specific award recipient. Mr. A.G. Lowenthal and Mr. R.S. Lowenthal are paid pursuant to a performance and incentive-based compensation framework established by the Compensation Committee. In addition, stock awards may be given as an inducement to employment for new employees or as a retention tool for existing employees. Stock awards are generally subject to a significant vesting period and we believe that these awards are useful in retaining and motivating our executive personnel. On January 25, 2024, the Compensation Committee awarded a total of 311,140 shares of restricted Class A Stock to our employees. Of these restricted shares, 184,790 shares will cliff vest three years from the date of the grant and 126,350 shares will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period. Of those awards, Mr. Albano, Mr. McKigney and Mr. Watkins were each awarded 3,500 shares. Additionally, Mr. R. S. Lowenthal was awarded 20,000 shares and Mr. A.G. Lowenthal was awarded 40,000 shares as part of the results of their 2023 compensation frameworks. The shares awarded to Mr. Albano will cliff vest three years from the date of the grant, and the shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. McKigney and Mr. Watkins will cliff vest five years from the date of the grant, all of which awards will be expensed over their respective vesting periods. On January 29, 2025, the Compensation Committee awarded a total of 203,375 shares of restricted Class A Stock to our employees. Of these restricted shares, 118,375 shares will cliff vest three years from the date of the grant and 85,000 shares will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period. Of those awards, Mr. Albano and Mr. McKigney were each awarded 3,000 shares. Mr. Watkins was awarded 2,000 shares. Additionally, Mr. R. S. Lowenthal was awarded 15,000 shares and Mr. A.G. Lowenthal was awarded 32,500 shares as part of the results of their 2024 compensation frameworks. The shares awarded to Mr. Albano will cliff vest three years from the date of the grant, and the shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. McKigney and Mr. Watkins will cliff vest five years from the date of the grant, all of which awards will be expensed over their respective vesting periods.
No Backdating or Spring Loading.   We do not backdate stock awards or grant them retroactively. In addition, we generally make our stock awards at regular times each year. We do not plan to coordinate grants of stock awards so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. Our stock awards are granted by the Compensation Committee at fair market value on a fixed date or event (such as the first regular meeting of the Board of Directors following an employee’s hire), with all required approvals obtained in advance of or on the actual grant date. All grants of stock awards to employees are made by the Compensation Committee.
Fair Market Value.   Fair market value has been consistently determined, as required by the 2024 Incentive Plan, as the share closing price on the NYSE on the grant date.
Stock Ownership and Trading Policy.   Directors are expected to accumulate and hold at least 6,000 shares of the Company’s Class A Stock and have three years after joining the Board of Directors to achieve that position. All sitting directors either meet that criteria, or are on track to do so. There are no such ownership expectations for the Named Executives or other employees. The Company prohibits our executive officers and directors (and their immediate family members and affiliates) from short selling, dealing in publicly-traded options, or dealing in any other type of derivative security related to our Class A and Class B Stock.

Negative Discretion.   Notwithstanding anything to the contrary in the Company’s incentive compensation plans and equity-based plans, the Compensation Committee may, in its sole discretion, reduce or eliminate the bonus amount or grant or award otherwise payable to any participant for a particular performance period at any time prior to the payment of bonuses or grants or awards to participants for such performance period.
Compensation Recovery Policy.   In January 2011, the Compensation Committee recommended and the Company established a compensation recovery policy, subsequently updated in March of 2017 and again in October of 2023, that affects incentive compensation paid to its executive officers. In the event of an accounting restatement due to the material non-compliance with any financial reporting requirement under the securities laws, including correcting an error that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected, or left uncorrected, in the current period, the Company is required to recover the amount of any excess incentive-based compensation paid to its executive officers (both current and former, as determined by the Compensation Committee) for the three fiscal years before the determination that a restatement is required and any transition period within or immediately following those three completed fiscal years. The policy defines incentive-based compensation as any compensation granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, such as revenue, stock price or total shareholder return. The amount recovered includes the excess of any incentive-based compensation paid to any executive officer based upon the erroneous data over the incentive-based compensation that would have been paid to the executive officer had it been based upon the restated results without regard to any taxes paid, as determined by the Compensation Committee.
Beneficiaries that have received stock awards have an agreement whereby such awards are subject to such clawback provisions as are described in the immediately preceding paragraph. All senior executives and other employees holding restricted stock awards are subject to such provisions. Until such time as any new policies are developed and implemented by the Company, the Company will not hesitate to pursue recourse against any employee in the case of employee fraud or misconduct.
Policies and Practices Related to the Timing of Equity Awards.   Although we do not have a formal policy regarding the timing of awards of stock options, stock appreciation rights or similar option-like instruments to our Named Executive Officers (“NEOs”) included in the “Summary Compensation Table”, below, we do not make these awards or any other form of equity compensation in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on stock option, stock appreciation right or other equity award grant dates for the purpose of affecting the value of executive compensation.
In recent years, none of our NEOs has been granted any options to purchase shares of our Class A Stock. The Company has awarded stock appreciation rights (OARs, as defined below) to certain employees (none of whom are NEOs, who are not eligible to receive OARs) as part of their compensation package based on a formula reflecting gross production, length of service and client assets. These awards have a fixed grant date of once per year in January and vest five years from the grant date.
Deferred Compensation Plans.
Executive Deferred Compensation Plan.   The Executive Deferred Compensation Plan (the “EDCP”) provides for voluntary deferral of year-end bonuses by our senior executives, which deferral option may or may not be offered in a given year. These voluntary deferrals can be deferred on a tax-free basis until a specified future time and are not subject to vesting. We do not make contributions to the EDCP for the Named Executives and other senior level executives. None of the Named Executives made a contribution to the EDCP for fiscal year 2024.
Investment Banking and Capital Markets Deferred Compensation Plan.   On December 15, 2021, the Company adopted the Oppenheimer & Co. Inc. Investment Banking and Capital Markets Deferred Compensation Plan (“CMDP” or the “Plan”) for eligible employees in the Capital Markets business segment. An employee is eligible to participate in the Plan if the employee (i) is an Investment Banking Division employee of Oppenheimer & Co. Inc. with a title of Associate or above whose previous year’s salary and bonus exceeded $200,000, or (ii) is a professional working in the Oppenheimer & Co. Inc. Capital Markets

Division (but not the Investment Banking Division) who is designated by the Plan Administrator (in its sole discretion) as eligible to participate in the Plan. The CMDP has both mandatory and elective contributions. The amount of compensation subject to mandatory deferral (“Bonus Deferral Credit”) is based on a schedule maintained by the Plan Administrator (which is the Compensation Committee) from time to time. The Bonus Deferral Credits vest ratably over a period of three years and are distributed upon vesting. For the elective portion, a participant is eligible if their base salary and bonus exceed $500,000 and he or she may elect to defer up to 50% of the total of their base salary and bonus amounts (“Elective Deferral Credit) for a five year or 10 year period. The Elective Deferral Credit is 100% vested at all times. The Company provides a Matching Credit of 10% of the Elective Deferral Credit which vests on the last day of the Performance Year (as defined in the CMDP) attributable to the Matching Credit. The Elective Deferral Credit and the Matching Credit are distributed in lump sums in the year following the fifth or tenth anniversary of the last day of the Performance Year (as defined in the CMDP), depending on the participant’s election. At December 31, 2024, the Company’s obligation related to the CMDP totaled $30,439,827 ($19,448,620 of which has vested), which amount is comprised of Bonus Deferral Credits. Mr. R.S. Lowenthal was the subject of a mandatory deferral contribution of  $1,050,000 to the CMDP for the 2024 performance year. Additionally, he made an elective deferral contribution of  $380,000 to the CMDP in 2025 for the 2024 performance year.
Further description of the Company’s deferred compensation arrangements can be found in note 17 to our consolidated financial statements for the year ended December 31, 2024 included in our Annual Report on Form 10-K for the year ended on December 31, 2024.
Stock Appreciation Rights.   The Company has awarded stock appreciation rights (“OARs”) to certain employees (none of whom are the Named Executives) as part of their compensation package based on a formula reflecting gross production, length of service and client assets. These awards are granted once per year in January with respect to the prior year’s production. The OARs vest five years from the grant date and are settled in cash on vesting. Further description of the OARs can be found in note 17 of our consolidated financial statements for the year ended December 31, 2024 included in our Annual Report on Form 10-K for the year ended December 31, 2024.
Profit Interests.   Oppenheimer Principal Investments LLC (“OPI”) is a Delaware special purpose “Series” limited liability company formed in December 2020 and designed to retain and reward talented employees of the Company, primarily in connection with the deployment of Company capital into successful private market investments, and also in connection with the Company’s receipt of non-cash compensation from investment banking assignments. OPI is designed to promote alignment of Company, client and employee interests as they relate to profitable investment opportunities. This program acts as an incentive for senior employees to identify attractive private investments for the Company and its clients, and as a retention tool for key employees of the Company. OPI treats its members as partners for tax purposes generally and with respect to the separate Series formed to participate in (i) the incentive fees generated by successful client investments in the Company’s Private Market Opportunities program, or (ii) principal investments made by the Company or a portion of the gains thereon, either through the outright purchase of an investment or consideration earned in lieu of an investment banking fee or other transaction fee. Employees who become members of a Series receive a “profit interest”, as that term is used in Internal Revenue Service (“IRS”) regulations, and receive an allocation of capital appreciation of the investment held by the particular Series that exceeds a threshold amount established for each Series. Participating employees are also subject to vesting and forfeiture requirements for each Series investment.
Benefits.   The Named Executives who are U.S.-based salaried employees participate in a variety of benefits designed to enable us to attract and retain our workforce in a competitive marketplace. We help ensure a productive and focused workforce through a healthcare program and our other benefits. Deferred compensation and 401(k) plans help employees, especially long-service employees, save and prepare financially for retirement. The Named Executives receive the same benefits as all full-time employees and no others beyond those described in this Compensation Discussion and Analysis. Our qualified 401(k) Plan allowed employees to contribute up to $23,000 for 2024 plus an additional $7,500 for employees over age 50. Employees may continue to retain their 401(k) Plan account after they leave us so long as their account balance is $5,000 or more. We do not sponsor a pension plan for our employees.
Perquisites.   We provide one perquisite to our current Chief Executive Officer, Mr. A.G. Lowenthal, and our President, Mr. R.S. Lowenthal: each has a Company-paid parking arrangement. The primary purpose of this parking arrangement is to minimize distractions from the executive’s attention to important corporate matters. Perquisites are quantified in the “Summary Compensation Table” below and detailed in the “All Other Compensation Table” below.
We do not provide the Named Executives with any other perquisites, such as split-dollar life insurance, reimbursement for legal counseling for personal matters, or tax reimbursement payments. Except as described below, we do not provide loans to executive officers, other than margin loans in margin accounts with us in connection with the purchase of securities (including our securities), which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability. See “Certain Relationships and Related Party Transactions” below.
Separation and Change in Control Arrangements.   Our Named Executives, other than Mr. Watkins, are not eligible for benefits and payments if employment terminates in a separation or if there is a change in control.
B. Watkins Employment Arrangement.   The Company provided Mr. Brad M. Watkins with an offer letter, dated May 6, 2022, that stipulates that he will serve as Executive Vice President and Chief Financial Officer of the Company, Oppenheimer & Co. Inc. and certain subsidiaries and affiliated entities on an “at-will” basis. Pursuant to his offer letter, Mr. Watkins is to receive an annual base salary of  $300,000 and is eligible to receive a discretionary cash bonus with respect to each complete calendar year during which he remains employed, as well as deferred or other stock awards as may be determined by the Compensation Committee, including a deferred stock award of 10,000 shares of Class A Stock upon commencement of his employment vesting on the fifth anniversary of the issuance date (the “Initial Grant”). Pursuant to his offer letter, Mr. Watkins is also eligible to receive, during his first five years of employment if he is terminated other than “For Cause” (as defined in the offer letter), an amount of separation pay in an amount equal to (i) a minimum of eight months of his then base salary and a prorated bonus payment equal to 67% of the amount that is equal to the average of his last three years of discretionary cash bonuses or such lesser number of years if he is employed less than three years, and (ii) 10,000 times the closing price of the Class A Stock on the NYSE on his termination date times a percentage equal to the number of whole months (but not days) elapsed since the date of the Initial Grant divided by sixty. Mr. Watkins has agreed to provide the Company with at least 120 days prior written notice of his retirement, resignation or other termination of employment and not to recruit the Company’s employees or clients for a period of one year following the termination of his employment.
2024 Chief Executive Officer Compensation.
Mr. A.G. Lowenthal, our Chairman of the Board and current Chief Executive Officer, is paid an annual base salary set by the Compensation Committee, incentive compensation in the form of a cash bonus, and a long term incentive payment usually made in the form of restricted stock. In addition, at the discretion of the Compensation Committee, he is eligible for additional bonuses and/or grants of stock options and restricted stock. Under the framework set up by the Compensation Committee, our Chief Executive Officer’s incentives are substantially all quantitative measures driven off the Company’s core business model and designed to bring executive incentives, performance and compensation into a close relationship, although the Compensation Committee retains the discretion to make awards to our Chief Executive Officer based on qualitative measures.
Mr. A.G. Lowenthal’s role in determining our success or failure has a very significant bearing on our ultimate results and financial condition because of the nature of his responsibilities as Chief Executive Officer. Therefore, the Compensation Committee has determined that a high proportion of his annual compensation should be subject to variability to reflect our Company’s results and those of key performance indices. The variability is reflected in the table below showing the components of compensation on the left hand side with approximate percentages that serve as a target for the components in any given year.

Overview of CEO Compensation Structure
At the conclusion of 2024, the Compensation Committee reviewed the financial performance of the Company against financial metrics, the most important of which are set forth in the table above, as well as evaluating Mr. A.G. Lowenthal’s performance against various non-financial, qualitative metrics, such as his fostering of corporate culture, his advocacy of ethical and financial responsibility, his risk management responsibilities, and his strategic leadership.
By applying the 2024 results to the framework set out above, the Compensation Committee determined to grant a performance award for Mr. A.G. Lowenthal and directed that he be paid $500,000 in cash and a stock award of 32,500 shares of the Company’s Class A Stock, the cash value of which was $2,356,900 at the date of grant based on the closing price of the Class A Stock on the NYSE on January 29, 2025 of  $72.38, which award will cliff vest on the earlier of  (i) five years from the date of grant or (ii) Mr. A.G. Lowenthal’s death.
The Compensation Committee continued Mr. A.G. Lowenthal’s base salary for 2025 at $500,000, unchanged from 2024. The compensation above does not include a distribution received by Mr. A.G. Lowenthal from the EDCP during fiscal year 2024 of  $2,458,436.
In February 2025, the Company announced that Mr. A.G. Lowenthal would step down as Chief Executive Officer of the Company and its primary operating subsidiary, Oppenheimer, effective at the close of the Meeting. Mr. A.G. Lowenthal will continue in his role as Chairman of the Company and will also serve as Executive Chairman of Oppenheimer. He will be succeeded by Mr. R.S. Lowenthal, currently serving as President and Head of Investment Banking of Oppenheimer, who will become Chief Executive Officer of the Company and Oppenheimer, effective at the close of the Meeting. The Compensation Committee will consider Mr. A.G. Lowenthal’s 2025 base compensation following the change of his role after the Meeting.
2024 Compensation Arrangement for R.S. Lowenthal
Mr. R.S. Lowenthal, President of the Company and Head of Investment Banking at Oppenheimer & Co. Inc., is a Director and son of Mr. A.G. Lowenthal. In accordance with the Compensation Committee Charter with respect to compensation of Named Executives who are also Directors, the Compensation Committee is required to approve Mr. R.S. Lowenthal’s compensation, which it does in consultation with Mr. A.G. Lowenthal in his capacity as CEO. Mr. R.S. Lowenthal is paid an annual base salary, incentive compensation in the form of a cash bonus, and a long term incentive payment, usually made in the form of restricted stock. In addition, at the discretion of the Compensation Committee, he is eligible for additional bonuses and/or grants of stock options and restricted stock. Under the framework set up by the Compensation Committee, Mr. R.S. Lowenthal’s incentives are normally substantially quantitative measures driven off of the overall results of the Company’s business model and the results of the Company’s Investment Banking Division, and are designed to bring executive incentives, performance and compensation into a close relationship, although the Compensation Committee retains the discretion to make awards to Mr. R.S. Lowenthal based on qualitative measures.
After reviewing the Company’s 2024 performance, the Compensation Committee subsequently evaluated compensation for Mr. R.S. Lowenthal based upon both financial and non-financial, qualitative measures. At the conclusion of 2024, the Compensation Committee took note of the overall revenue, pre-tax income and total shareholder return for the Company, as well as the revenue and pre-tax income reported by the Investment Banking Division. Additionally, the Compensation Committee considered various non-financial factors, including Mr. R.S. Lowenthal’s management of Company risk, his leadership of senior management, the creation of the CMDP, his work related to cybersecurity vulnerabilities, and his dual-role as both President of the Company and Head of Investment Banking at Oppenheimer & Co. Inc.
By applying the 2024 results to the framework set out above, the Compensation Committee determined to grant a Performance Award for Mr. R.S. Lowenthal and directed it be paid $7,000,000 in cash ($1,050,000 of which was the subject of a mandatory deferral contribution to the CMDP, and $380,000 of which was electively deferred) and a stock grant of 15,000 shares of Class A Stock, which grant was issued on January 29, 2025 and the cash value of which was $1,087,800 based on that day’s closing price of the Class A Stock on the NYSE of  $72.38. The award will cliff vest in five years, subject to Mr. R.S. Lowenthal being continuously employed by the Company until that date.
In February 2025, the Company announced that Mr. A.G. Lowenthal would step down as Chief Executive Officer of the Company and its primary operating subsidiary, Oppenheimer, effective at the close of the Meeting. Mr. A.G. Lowenthal will continue in his role as Chairman of the Company and will also serve as Executive Chairman of Oppenheimer. He will be succeeded by Mr. R.S. Lowenthal, currently serving as President and Head of Investment Banking of Oppenheimer, who will become Chief Executive Officer of the Company and Oppenheimer, effective at the close of the Meeting. The Compensation Committee will consider Mr. R.S. Lowenthal’s 2025 base compensation following the change in his role after the Meeting.
CEO Pay Ratio
We believe that executive pay must be consistent and internally equitable in order to motivate employees to perform in ways that create and enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay that our executive officers receive and the pay that our non-executive employees receive. The Compensation Committee reviewed a comparison of our CEO’s annual total compensation in 2024 to that of all other employees for the same period. The compensation for our CEO was approximately 26 times the median pay of our domestic employees.
Our CEO-to-median employee ratio is calculated in accordance with SEC requirements pursuant to Item 402(u) of Regulation S-K. We identified the median employee by examining the 2024 total cash compensation for all individuals, excluding our CEO, who were employed by us on December 31, 2024, the last day of our payroll year and who had been employed by us for the entire 2024 fiscal year. We included all employees, whether employed on a full-time, part-time or seasonal basis, except for those employees employed by non-U.S. subsidiaries, which make up less than 5% of our employee population. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees who were not employed by us for all of 2024. We believe that the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. Approximately 5% of our employees receive annual equity awards.
After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology that we use for the Named Executives as set forth in the “2024 Summary Compensation Table”. The annual total compensation for 2024 was $5,818,986 (see footnote 1 below) for our CEO and $220,000 for our median employee.
As illustrated in the table below, our 2024 CEO to median employee pay ratio is 26:1.
	CEO to Median Employee Pay Ratio
	CEO	Median Employee
Base Salary	$500,000	$130,000
Stock Awards (1)	$2,352,350	$—
Non-equity Incentive Plan Compensation	500,000	$90,000

	CEO to Median Employee Pay Ratio
	CEO	Median Employee
Nonqualified Deferred Compensation Earnings (2)	$2,458,436	$—
All Other Compensation	$8,200	$—
Total	$5,818,986	$220,000

(1)
This amount represents the grant date fair value of a 32,500 share award granted on January 29, 2025 (for the 2024 performance year) which remains subject to vesting on the earlier of five years or Mr. Lowenthal’s date of death, as well as share awards that vested in 2024.

(2)
This amount represents the distributions received by the CEO from the EDCP in fiscal year 2024 which is composed of deposits made to the EDCP in years prior to 2007 plus earnings thereon.

U.S. Internal Revenue Code Section 162(m)
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (“Section 162(m)”) generally limits the tax deductibility of annual compensation in excess of  $1,000,000 paid to our Chief Executive Officer, our President, our Chief Financial Officer and our two other most highly compensated executive officers whose compensation is disclosed in this proxy statement, subject to an exception for qualified performance-based compensation that was eliminated by recent tax reform legislation under the Tax Cuts and Jobs Act (the “TCJA”), beginning January 1, 2018. The TCJA also expanded the scope of  “covered employees” whose compensation may be subject to this deduction limit by, among other things, now treating the principal financial officer as a covered employee.
As a result of the passage of the TCJA, the Company will no longer be able to deduct annual compensation in excess of  $1,000,000, other than certain amounts that are paid pursuant to binding contracts in effect prior to November 2, 2017 which were not materially modified after such date. The Compensation Committee and the Board of Directors believe that there are substantial benefits to be derived from defined performance-based compensation for key executives. In the future, the Compensation Committee expects to grant compensation, including compensation tied to performance, that may not be deductible for federal income tax purposes.

SUMMARY COMPENSATION TABLE
For the Year Ended December 31, 2024
The following table sets forth the total annual compensation paid or accrued by us to or for the account of our Chief Executive Officer, President and our Chief Financial Officer for the three years ended December 31, 2024. In an effort to provide more complete disclosure, the table lists the next two most highly paid executive officers of our principal subsidiaries, Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc., whose total cash compensation for the year ended December 31, 2024 exceeded $100,000.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)(5)	(b)	(c)	(d)(1)	(e)(2)	(f)(2)	(g)(1)	(h)(3)	(i)(4)	(j)
A. G. Lowenthal Chairman, CEO and Director of the Company and Oppenheimer & Co. Inc.	2024	$500,000	$—	$1,487,200	$—	$500,000	$—	$8,200	$2,495,400
	2023	$500,000	$—	$1,350,600	$—	$450,000	$—	$5,750	$2,306,350
	2022	$500,000	$—	$4,838,750	$—	$500,000	$—	$5,750	$5,844,500
R. S. Lowenthal President and Director of the Company and Head of Oppenheimer & Co. Inc.’s Investment Banking Business	2024	$300,000	$—	$743,600	$—	$7,000,000	$—	$8,200	$8,051,800
	2023	$300,000	$—	$900,400	$—	$4,500,000	$—	$—	$5,700,400
	2022	$300,000	$—	$1,935,500	$—	$5,000,000	$—	$—	$7,235,500
P. Albano Senior Managing Director and Head of Oppenheimer & Co. Inc.’s Fixed Income Business	2024	$300,000	$2,250,000	$133,700	$—	$—	$—	$2,450	$2,686,150
	2023	$300,000	$1,200,000	$161,245	$—	$—	$—	$—	$1,661,245
	2022	$300,000	$1,200,000	$135,485	$—	$—	$—	$—	$1,635,485
B. McKigney President of Oppenheimer Asset Management Inc.	2024	$275,000	$925,000	$130,130	$—	$—	$—	$2,200	$1,332,330
	2023	$275,000	$850,000	$135,060	$—	$—	$—	$—	$1,260,060
	2022	$225,000	$1,000,000	$116,130	$—	$—	$—	$—	$1,341,130
B. Watkins CFO of the Company and Executive Vice President and CFO of Oppenheimer & Co. Inc.	2024	$300,000	$750,000	$130,130	$—	$—	$—	$2,200	$1,182,330
	2023	$300,000	$500,000	$112,550	$—	$—	$—	$—	$912,550
	2022	$125,000	$500,000	$333,900	$—	$—	$—	$—	$958,900
Notes to Summary Compensation Table:
(1)
The Bonus and Non-Equity Incentive Plan Compensation amounts are not reduced by the Named Executive’s election, if any, to defer receipt of bonuses into the EDCP or to convert a portion of his bonus into the purchase of Class A Stock. None of these conditions applied in 2024, although Mr. R.S. Lowenthal was subject to a mandatory deferral of  $1,050,000 into the CMDP for the 2024 performance year. Additionally, he made an elective deferral contribution of  $380,000 into the CMDP in 2025.

(2)
The values of stock options (granted under the 2014 and 2024 Incentive Plans) and stock awards (granted under the 2014 and 2024 Incentive Plans) represent the grant date fair value of awards granted in the fiscal year for the prior performance year. The fair value of the stock awards is determined based upon the grant date closing price of the Class A Stock, adjusted for the present value of the dividend to be received upon vesting. The underlying assumptions and methodology used to value our stock options and stock awards are described in further detail in our consolidated financial statements for the year ended December 31, 2024 included in our Annual Report on Form 10-K for the year ended December 31, 2024 which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) accessing our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the SEC. Exhibits will be provided upon request and payment of a reasonable fee. Details of stock options and stock awards held by the Named Executives appear in the “Outstanding Equity Awards Table” and notes thereto appearing below. Awards granted in January of 2024 (which awards are not included in this table) when added to the prior year’s cash bonus and salary, taken together, yield the total annual compensation awarded for the performance of the Named Executives for 2024.

(3)
We have the EDCP, a nonqualified deferred compensation plan into which senior executives, including the Named Executives, could elect to defer some or all of their year-end bonuses. No Named Executive made a deferral in 2025 for the 2024 performance year. We also have the CMDP, a nonqualified deferred compensation plan for Capital Markets Division employees.

Mr. R.S. Lowenthal was the subject of a mandatory deferral into the CMDP of  $1,050,000 for the 2024 performance year, and he elected to defer an additional $380,000 of his compensation for the 2025 performance year. No above-market earnings were recorded. The amounts in the table above for Mr. A.G. Lowenthal represent the distributions received by the CEO from the EDCP in fiscal year 2024 and prior years which are composed of deposits made to the EDCP in the years prior to 2007 plus earnings thereon. Details about the earnings from the EDCP appear below in the “Nonqualified Deferred Compensation Table.”
(4)
See the chart below — “All Other Compensation Table” — for a description of the amounts appearing in column (i). All other compensation includes perquisites and commission income.

(5)
The two executive officers of Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc. appearing in the table are not officers of Oppenheimer Holdings Inc. and they do not perform any policy making functions for Oppenheimer Holdings Inc.

(6)
Earnings on deferred compensation are based upon changes in the value of the Company’s stock in which they are invested and are not above-market or preferential. Consequently, column (h) does not reflect any earnings.

All Other Compensation Table
For the Year Ended December 31, 2024
Name	Parking	Commissions
	(a)	(b)
A.G. Lowenthal	$6,000	$—
P. Albano (1)	$—	$250
R.S. Lowenthal	$6,000	$—
B. McKigney	$—	$—
B. Watkins	$—	$—
Notes to All Other Compensation Table:
(a)
We have two parking spaces at 85 Broad Street, New York, NY which are included in the terms of the lease for the head-office premises. Each of Mr. A.G. Lowenthal and Mr. R.S. Lowenthal use these spaces. The cost ascribed to the parking spaces reflects current commercial terms.

(b)
Mr. Albano received $250 as a referral fee.

Grants of Plan-Based Awards
For the Year Ended December 31, 2024
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(i)	(l)
A.G. Lowenthal (1)	1/30/2025	—	—	—	32,500	$2,352,350
A.G. Lowenthal (1)	1/25/2024	—	—	—	40,000	$1,487,200
A.G. Lowenthal (1)	1/25/2023	—	—	—	30,000	$1,350,600
A.G. Lowenthal (1)	1/27/2022	—	—	—	125,000	$4,838,750
R.S. Lowenthal (2)	1/30/2025	—	—	—	15,000	$1,085,700
R.S. Lowenthal (2)	1/25/2024	—	—	—	20,000	$743,600
R.S. Lowenthal (2)	1/25/2023	—	—	—	20,000	$900,400
R.S. Lowenthal (2)	1/27/2022	—	—	—	50,000	$1,935,500
Notes to Grants of Plan-Based Awards Table:
(1)
The application of the 2024 framework produced an incentive compensation award for Mr. A.G. Lowenthal that the Compensation Committee directed be paid of  $500,000 in cash, which amount is reflected in column (g) of the “Summary Compensation Table”, and 32,500 shares of the Company’s Class A Stock, which award will “cliff” vest on the earlier of  (i) five years from the date of grant or (ii) Mr. A.G. Lowenthal’s death. Also see “2024 Chief Executive Officer Compensation” above.

(2)
The application of the 2024 framework produced an incentive compensation award for Mr. R.S. Lowenthal that the Compensation Committee directed be paid of  $7,000,000 ($1,050,000 of which was subject to a mandatory deferral and $380,000 of which was electively deferred) in cash, which amount is reflected in column (g) of the “Summary Compensation Table”, and 15,000 shares of the Company’s Class A Stock, which award will “cliff” vest in five years from the date of the grant. Also see “2024 Compensation Arrangement for R.S. Lowenthal” above.

Outstanding Equity Awards Table
As of December 31, 2024
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(11)	(i)	(j)
A.G. Lowenthal	—	—	—	—	—	40,000 (1)	$2,895,200	—	$—
	—	—	—	—	—	110,000 (2)	$7,961,800	—	$—
	—	—	—	—	—	125,000 (3)	$9,047,500	—	$—
	—	—	—	—	—	30,000 (4)	$2,171,400	—	$—
	—	—	—	—	—	40,000 (5)	$2,895,200	—	$—
P. Albano	—	—	—	—	—	3,500 (6)	$253,330	—	$—
	—	—	—	—	—	3,500 (7)	$253,330	—	$—
	—	—	—	—	—	3,500 (8)	$253,330	—	$—
R.S. Lowenthal	—	—	—	—	—	38,500 (1)	$2,786,630	—	$—
	—	—	—	—	—	75,000 (2)	$5,428,500	—	$—
	—	—	—	—	—	50,000 (3)	$3,619,000	—	$—
	—	—	—	—	—	20,000 (4)	$1,447,600	—	$—
	—	—	—	—	—	20,000 (5)	$1,447,600	—	$—
B. McKigney	—	—	—	—	—	5,000 (1)	$361,900	—	$—
	—	—	—	—	—	5,000 (2)	$361,900	—	$—
	—	—	—	—	—	3,000 (3)	$217,140	—	$—
	—	—	—	—	—	3,000 (4)	$217,140	—	$—
	—	—	—	—	—	3,500 (5)	$253,330	—	$—
B. Watkins	—	—	—	—	—	10,000 (6)	$723,800	—	$—
	—	—	—	—	—	2,500 (4)	$180,950	—	$—
	—	—	—	—	—	3,500 (5)	$253,330	—	$—
Notes to Outstanding Equity Awards Table:
(1)
Stock awards to the Named Executives were granted on January 29, 2020 and vested on January 28, 2025, subject to the individuals being employed by the Company on the vesting date.

(2)
Stock awards to the Named Executives were granted on January 28, 2021 and vest on January 27, 2026, subject to the individuals being employed by the Company on the vesting date.

(3)
Stock awards to the Named Executives were granted on January 26, 2022 and vest on January 25, 2027, subject to the individuals being employed by the Company on the vesting date.

(4)
Stock awards to the Named Executives were granted on January 25, 2023 and vest on January 24, 2026, subject to the individuals being employed by the Company on the vesting date.

(5)
Stock awards to the Named Executives were granted on January 25, 2024 and vest on January 24, 2029, subject to the individuals being employed by the Company on the vesting date.

(6)
Stock awards to the Named Executives were granted on January 26, 2022 and vested on January 25, 2025, subject to the individuals being employed by the Company on the vesting date.

(7)
Stock awards to the Named Executives were granted on January 25, 2023 and vest on January 24, 2026, subject to the individuals being employed by the Company on the vesting date.

(8)
Stock awards to the Named Executives were granted on January 25, 2024 and vest on January 24, 2027, subject to the individuals being employed by the Company on the vesting date.

(9)
The market value is based on the closing price of the Class A Stock on the NYSE on Friday, December 31, 2024 of  $72.38.

On January 29, 2025, the Named Executives were awarded an aggregate of 55,500 shares of Class A Stock as follows: Mr. A.G. Lowenthal was awarded 32,500 shares of Class A Stock, Mr. R.S. Lowenthal was awarded 15,000 shares of Class A Stock, Mr. Albano was awarded 3,000 shares of Class A Stock, Mr. McKigney was awarded 3,000 shares of Class A Stock, and Mr. Watkins was awarded 2,000 shares of Class A Stock. The shares awarded to Mr. Albano will vest on January 28, 2028. The shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. McKigney and Mr. Watkins will vest on January 28, 2030. Each award is subject to the recipient being employed by the Company on the vesting date, except for Mr. A.G. Lowenthal’s award, which vests on the earlier of the vesting date or his death.
Option Exercises and Stock Vested
For the Year Ended December 31, 2024
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
A. G. Lowenthal	—	$—	—	$—
R.S. Lowenthal	—	$—	—	$—
P. Albano	—	$—	—	$—
B. McKigney	—	$—	—	$—
B. Watkins	—	$—	—	$—
Nonqualified Deferred Compensation
For the Year Ended December 31, 2024
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at 12/31/23 ($)
(a)	(b)	(c)(2)	(d)(2)	(e)(2)
A. G. Lowenthal (1)(3)	—	$—	$269,072	$2,855,720
R.S. Lowenthal (1)(4)	—	$—	$360,132	$3,255,785
P. Albano (1)	—	$—	$—	$—
B. McKigney (1)	—	$—	$—	$—
B. Watkins (1)	—	$—	$—	$—
Notes to Nonqualified Deferred Compensation Table:
(1)
The Named Executives did not elect to make a contribution in 2024 to the EDCP. Mr. R.S. Lowenthal was subject to a mandatory deferral of  $1,050,000 to the CMDP in 2024. He also made a voluntary elective deferral of an additional $380,000 to the CMDP in 2025.

(2)
We do not make contributions to the EDCP with respect to voluntary deferrals. The aggregate balances shown in column (e) of the table above represent amounts that the Named Executives earned as year-end bonuses but elected to defer (included as part of the amount in column (g), if any, of the “Summary Compensation Table” above), plus earnings (or losses). Such earnings (or losses) for fiscal 2024 are reflected in column (d) of the “Nonqualified Deferred Compensation Table” and represent appreciation based on investments selected by the Named Executives. Mr. R.S. Lowenthal was subject to a mandatory deferral under the CMDP, which contribution is reflected in column (c). Account balances are invested in phantom investments selected by the Named Executives from a menu of deemed investment choices. Participants may change their deemed investment choices quarterly. When participants elect to defer amounts into the EDCP or the CMDP, they also elect when the amounts will ultimately be paid out to them. Distributions may be made either in a specific future year or at a time that begins after retirement. In accordance with Section 409A of the Code, in general, distribution schedules cannot be accelerated (other than for hardship) and, to delay distribution, the participant must make such an election at least one year before distribution would otherwise have commenced and the new distribution must be delayed a minimum of five years after distribution would have initially begun. The deferred amount is a liability of the Company and subject to the risks of the business.
(3)
All of the amounts contributed by Mr. A.G. Lowenthal to the EDCP were previously reported as compensation to him in the “Summary Compensation Table” for the applicable year.

Realized pay for fiscal 2024
To supplement the SEC required disclosure in the “Summary Compensation Table” we have included the following additional table which shows the total compensation actually realized by each Named Executive for fiscal 2024.
The Company believes that this table is useful to stockholders as it reflects the compensation actually realized for 2024 by the Named Executives. The “Summary Compensation Table”, as calculated under SEC rules, includes several items that are driven by accounting, actuarial and timing assumptions, which are not necessarily reflective of compensation actually realized by an executive in any particular reporting year.
Our Company’s pay practices are not well reflected in these SEC-mandated tables because we used long-term (three to five year cliff vesting) stock awards to recognize and reward executive performance accomplishments beyond their annual cash bonuses (but typically within their performance framework, where we use them) to ensure a strong relationship between our senior executives’ ongoing performance and ongoing stockholder value creation. In the “Summary Compensation Table”, these stock awards are part of Total Compensation in the year presented in the Table and are valued on the award date, even though they typically cliff-vest three to five years after the award date and will be valued at vesting at the then market price of our Class A Stock. For additional information, please see “Performance evaluation and total compensation element timing” in the “Compensation Discussion and Analysis,” above.
Realized pay for salary, bonus/non-equity incentive plan compensation and stock awards for fiscal 2024 was equal to 156% of the values shown in the “Summary Compensation Table” for our Chief Executive Officer and between 89% and 109% for our other Named Executives. The table below shows realized compensation for fiscal 2024 for each Named Executive.
Realized Pay for Fiscal 2024 Table
Name	Salary	Bonus	Vested Stock Awards	Vested Stock Options	Non-Equity Incentive Plan Compensation	Total	% of Reported
	(a)	(b)(1)	(c)(2)	(d)(2)	(e)(1)	(f)	(g)(3)
A.G. Lowenthal	$500,000	$—	$2,891,332	—	$500,000	$3,891,332	156%
R.S. Lowenthal	$300,000	$—	$722,833	—	$7,000,000	$8,022,833	100%
P. Albano	$300,000	$2,250,000	$386,340	—	$—	$2,936,340	109%
B. McKigney	$275,000	$925,000	$191,550	—	$—	$1,391,550	105%
B. Watkins	$300,000	$750,000	$—	—	$—	$1,050,000	89%
Notes to Realized Pay for Fiscal 2024 Table
(1)
Reflects amounts earned based on fiscal 2024 performance.

(2)
Reflects the aggregate value of stock awards and stock options that were awarded in prior years and vested during fiscal 2024 and are shown here to present a clear picture of total currently earned executive compensation. The value of vested stock awards is calculated by multiplying the number of shares vested by the closing price of our Class A Stock on the NYSE on the vesting date.

(3)
Represents the percentage of Total Compensation in the Realized Pay for Fiscal 2024 Table to Total Compensation (column j) in the Summary Compensation Table. For purposes of calculating the percentage in column (g) for Mr. A.G. Lowenthal the value of his deferred compensation distribution and the value of his parking space were subtracted prior to calculating the percentage above.

(4)
The Compensation Committee granted a Performance Award to Mr. R.S. Lowenthal for 2024 in the amount of  $7,000,000, $5,570,000 of which was paid in cash, $1,050,000 of which was the subject of a mandatory deferral contribution to the CMDP and $380,000 of which was electively deferred. See “2024 Compensation Arrangement for R.S. Lowenthal.”

Compensation Policies and Risk
The Compensation Committee, the Board as a whole and senior management believe that the Company’s compensation policies and practices are not likely to have a material adverse effect on the Company. The Company is necessarily in the business of taking risks to facilitate its customer-oriented businesses and certain proprietary trading activities. As a result, there is no assurance that the Company will not sustain trading or other losses in pursuing its businesses. However, in that context, we believe our compensation policies, together with our control systems and risk management procedures, generally act as mitigation against, rather than an encouragement of, employees taking excessive risk exposure with firm capital.
A substantial portion of the Company’s incentive compensation practices are related to employees situated in departments that do not create firm financial risk in conducting their advisory-style businesses. Other commitment and underwriting-related activities (which do involve firm-level risk) are regularly monitored by the firm’s Commitment Committees, and such risks are further mitigated by the practice of paying modest salaries and year-end-only bonuses to the managers and employees in these activities.
For groups in the firm that do take frequent firm risk positions in conducting their businesses, the Company employs various risk controls, trading reserves and compensation hold-back policies which are designed to protect the firm against excessive risk-taking with firm capital. These include generally conservative position limits, monthly and quarterly compensation hold-backs and/or charge-backs as well as year-end carry-over policies for groups that are compensated on monthly or quarterly intervals. In addition, for some trading groups, mark-down policies are imposed that are designed to prevent holding stale or unsalable inventories; and for others, compensation accrual at settlement date rather than trade date is utilized where appropriate. We also employ strict price monitoring policies for reviewing trading positions and the monitoring of all such prices by a group reporting directly to the Chief Financial Officer outside the control of interested individual department heads.
Our senior department managers in areas which place firm capital at risk are paid salaries and year-end-only bonuses from the aggregate results of their departments, a mitigating factor against excessive risk-taking within their areas of responsibility. We also have a substantial mitigating effect against excessive risk-taking by our employees due to our Chief Executive Officer’s incentive compensation arrangement, which is annual, and includes diverse criteria for any incentive payments.
Our Compensation and Audit Committees coordinate their activities and oversight where compensation and risk activities intersect and the Board conducts ongoing risk-oriented reviews of firm operating units presented by management concurrently with most Audit Committee meetings, and conducted annual Compensation Committee reviews of each of these specific risk/compensation practices. Please see “Risk Management” for further information.
This concludes our Compensation Discussion and Analysis.

Pay Versus Performance
The Compensation Committee, in consultation with the Chief Executive Officer, developed various performance criteria related to incentive compensation for the Named Executive Officers, as further discussed in the “Determination of 2024 Compensation” section. When applying this criteria, it utilized the following financial performance measures as the most important measures to link performance of the Company to the compensation actually paid to the Named Executive Officers, including the compensation paid to the Chief Executive Officer, for fiscal year 2024:
•
Total shareholder return;

•
Net income; and

•
Total revenue

The table below illustrates “Pay Versus Performance” as described in Item 402(v) of Regulation S-K of the Exchange Act, and compares, for each year listed below, the total compensation of our Principal Executive Officer (who is our Chief Executive Officer, “PEO”) and the average total compensation of our Named Executive Officers (“NEOs”) as set forth above in the “Summary Compensation Table” and the compensation “actually paid” to such officers, utilizing the adjustments described in footnote (1) below. In addition, the table sets forth the cumulative total shareholder return (“TSR”) of the Company for the applicable period, as well as a comparison to a select “peer group” of companies.
Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income	Total Revenue
					Total S/H Return	Peer Group Total S/H Return
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$2,487,200	$1,487,200	$3,309,390	$3,025,000	$238	$187	$71,247,000	$1,432,496,000
2023	$4,764,786	$4,678,473	$2,289,333	$2,241,325	$164	$180	$30,272,000	$1,248,825,000
2022	$8,337,803	$7,320,256	$1,847,292	$1,584,637	$160	$141	$32,110,000	$1,110,941,000
(1)
Amounts represent total compensation paid subject to adjustments for each fiscal year to the amounts listed under the “Stock Awards” section of the “Summary Compensation Table” to include (x) the fair value of share-based awards granted in the covered and prior fiscal years that are outstanding and unvested at the end of the covered fiscal year; (y) the full value of awards granted in prior fiscal years that vest in the covered fiscal year; and (z) the full value of awards that are forfeited in the covered fiscal year.

The following charts are intended to depict the relationship between (i) the executive compensation actually paid to our PEO (our CEO) and the average total compensation actually paid to the other NEOs; and (ii) the compensation described in (i) above and the three financial measures that the Company believes to be the most important financial measures to link performance of the Company to the compensation actually paid to the NEOs, including our CEO, in each of the three years: (x) total shareholder return, (y) net income, and (z) total revenue.

Security Ownership of Certain Beneficial Owners and Management
Our authorized capital includes 99,665 shares of Class B Stock, all of which were issued and outstanding, and 50,000,000 shares of Class A Stock, of which 10,427,360 shares of Class A Stock were issued and outstanding, and 50,000,000 shares of Preferred Stock, none of which were outstanding as of March 1, 2025.
The following table sets forth certain information regarding the beneficial ownership of each class of our stock as of March 1, 2024 with respect to (i) each person known by us to beneficially own, or exercise control or discretion over, more than 5% (except as otherwise indicated) of any class of our stock, (ii) each of our directors and nominees for director, (iii) each of our executive officers named in the “Summary Compensation Table” set forth herein and (iv) our directors, nominees for director and executive officers as a group. The address of each beneficial owner for which an address is not otherwise indicated is: c/o Oppenheimer Holdings Inc., 85 Broad Street, New York, NY 10004.
For purposes of the table, beneficial ownership is determined pursuant to Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of stock which such person or group has the right to acquire within 60 days after March 1, 2024. The percentage of shares deemed outstanding is based on 10,427,360 shares of Class A Stock and 99,665 shares of Class B Stock outstanding as of March 1, 2024. In addition, for purposes of computing the percentage of Class A Stock owned by each person, the percentage includes all Class A Stock issuable upon the exercise of outstanding options held by such persons within 60 days after March 1, 2025.
There are no outstanding rights to acquire beneficial ownership of any Class B Stock.
Mr. A.G. Lowenthal has advised us that he intends to vote all of the Class B Stock owned and controlled by him for each of the matters referred to in the Notice of Meeting to be voted on at the Meeting.
	Class A Stock		Class B Stock
Name of Beneficial Owner — Ownership as of March 1, 2025	Shares	%	Shares	%
Morris Propp (1)	892,443	8.6%	—	—
Executive Officers, Directors and Director Nominees:
A.G. Lowenthal (2)	3,331,601	32.0%	97,128	97.5%
R. S. Lowenthal (4)	98,330	*	650	*
B. Watkins (3)	—	*	—	—
E. Behrens (3)	2,000	*	—	—
T.M. Dwyer (3)	23,375	*	—	—
P.M. Friedman (5)	23,375	*	—	—
T.A. Glasser (3)	13,375	*	—	—
S.J. Kanter	1,500	—	—	—
R.L. Roth (3)	13,375	*	—	—
S.E. Spaulding	—	—	—	—
Executive Officers, Directors and Director Nominees as a group (10)	3,506,931	33.6%	97,838	98.2%

*
Less than 1%

(1)
Based solely on Schedule 13G filed with the SEC on June 23, 2021 by Morris Propp and related filers. Such parties’ addresses are contained in their Schedule 13G, which can be found at www.sec.gov.

(2)
With respect to the Class A Stock, A.G. Lowenthal holds 199,331 shares directly and is also the sole general partner of Phase II Financial L.P., a New York limited partnership, which is the record holder of 3,115,768 shares of Class A Stock. Mr. Lowenthal holds 16,502 shares of Class A Stock through the Oppenheimer 401(k) Plan. With respect to the Class B Stock, Phase II Financial Inc., a Delaware corporation wholly-owned by Mr. Lowenthal (“Phase II”), is the holder of record of all such shares. In the event of Mr. Lowenthal’s death or incapacity, control of Phase II would pass to Mr. Lowenthal’s spouse.

(3)
Stock is held directly.

(4)
R.S. Lowenthal owns 94,103 shares of Class A Stock directly and 4,227 shares of Class A Stock through the Oppenheimer 401(k) Plan. R.S. Lowenthal is a limited partner in Phase II Financial L.P., which is included in the total number of shares of Class A Stock reported by A.G. Lowenthal in (2) above.

(5)
P.M. Friedman owns 23,375 shares of Class A Stock through the Paul M Friedman Living Trust.

There are no arrangements, known to us, the operation of which may at a subsequent date result in a change of control of our Company.
All shares of Class A Stock authorized under the 2014 Incentive Plan and 2024 Incentive Plan have been approved by the Class B Stockholders. A description of the 2014 Incentive Plan and 2024 Incentive Plan appears in note 17 of our consolidated financial statements for the year ended December 31, 2024 included in our Annual Report on Form 10-K for the year ended December 31, 2024. The 2014 Incentive Plan expired by its terms on February 26, 2024. Shares underlying outstanding awards survive the termination of the plan. Shares available for future issuance thereunder were cancelled.
Class A Stock authorized for issuance under such share-based plans as of March 1, 2025 is as follows:
Plan	Number of shares of Class A Stock to be issued upon exercise of outstanding options or upon vesting of restricted stock or stock awards	Weighted average exercise price of outstanding awards	Number of shares of Class A Stock remaining available for future issuance
2014 Incentive Plan	1,102,129	$41.04	—
2024 Incentive Plan	214,875	$72.25	785,125
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. We are required to report in this proxy statement any failure of our directors and executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during or for the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).
To our knowledge, based solely on review of copies of such reports furnished to us during and for the fiscal year ended December 31, 2024 and representations made to us by such persons, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with. All other Section 16(a) filings requirements are currently up to date.
Stock Buy-Back
On December 13, 2022, the Company’s Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 543,000 shares of the Company’s Class A Stock, representing approximately 5.0% of its 10,867,660 then issued and outstanding shares of Class A Stock. This authorization supplemented the 144,034 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 687,034 shares authorized for repurchase at December 13, 2022.
During the year ended December 31, 2022, the Company purchased and canceled an aggregate of 1,684,287 shares of Class A Stock for a total consideration of  $60.6 million ($36.00 per share). As of December 31, 2022, 687,034 shares remained available to be purchased under the share repurchase program.
On May 31, 2023, the Company announced the commencement of a modified “Dutch Auction” tender offer to purchase up to $30.0 million of its Class A Stock at a price not less than $34.00 per share or more than $40.00 per share. The Company completed its repurchases pursuant to the tender offer on July 6, 2023, when it successfully repurchased and cancelled 437,183 shares of Class A Stock at $40.00 per share for an aggregate purchase price of  $17.49 million. As a result, the Company had 10,447,392 shares outstanding on July 6, 2023 after the purchase.
During the year ended December 31, 2023, the Company purchased and canceled an aggregate of 463,335 shares of Class A Stock for a total consideration of  $17.6 million ($38.07 per share) under its share repurchase program. As of December 31, 2023, 223,699 shares remained available to be purchased under its share repurchase program.
On March 1, 2024, the Company’s Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 518,000 shares of the Company’s Class A Stock, representing approximately 5% of its 10,357,376 then issued and outstanding shares of Class A Stock. This authorization supplemented the 120,155 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 638,155 shares authorized for repurchase at March 1, 2024.
During the year ended December 31, 2024, the Company purchased and canceled an aggregate of 243,806 shares of Class A Stock for a total consideration of  $9.6 million ($39.39 per share) under its share repurchase program. As of December 31, 2024, 497,893 shares remained available to be purchased under its share repurchase program.
Any such share purchases will be made by the Company from time to time in the open market at the prevailing open market price using cash on hand, in compliance with the applicable rules and regulations of the New York Stock Exchange and federal and state securities laws and the terms of the Company’s senior secured debt. All shares purchased will be canceled. The share repurchase program is expected to continue indefinitely. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of Class A Stock. Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice.
Certain Relationships and Related Party Transactions
Indebtedness of Directors and Executive Officers
The following sets out information with respect to the aggregate indebtedness of our directors and executive officers under securities purchase and other programs. On December 31, 2024 and since that date, none of our directors or executive officers were or have been indebted to us.

Indebtedness of Directors and Executive Officers Under
(I) Securities Purchase and (2) Other Programs
Name and Principal Position	Involvement of Company or Subsidiary	Largest Amount Outstanding During 2023 ($)	Amount Outstanding as of March 1, 2024 ($)	Financially Assisted Securities Purchases During 2023 (#)	Security for Indebtedness	Amount Forgiven During 2023 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Securities Purchase Programs
N/A
Other Programs
A.G. Lowenthal	Oppenheimer Margin Account	—	—	—	Margined securities	—
R.S. Lowenthal	Oppenheimer Margin Account	—	—	—	Margined securities	—
During 2024, certain of our directors, executive officers and senior officers of Oppenheimer, our subsidiary, maintained margin accounts with Oppenheimer in connection with the purchase of securities (including our securities). These margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability.
Other Relationships and Transactions
Mr. R.S. Lowenthal, the son of Mr. A.G. Lowenthal, the Company’s Chairman of the Board and current Chief Executive Officer, is President of the Company and Head of Oppenheimer’s Investment Banking business and is compensated with a base salary and a Performance-Based Cash Award for each fiscal year determined by the application of a framework containing specific financial metrics established by the Compensation Committee annually based upon the performance of the Investment Banking business for the fiscal year and certain other performance criteria established by the Compensation Committee. Mr. R.S. Lowenthal became a Director in May 2013. Mr. Charles Pruzan, the grandson of Mr. A.G. Lowenthal, Chairman of the Board and current Chief Executive Officer of the Company, and nephew of Mr. R.S. Lowenthal, President of the Company and Head of Oppenheimer’s Investment Banking business, is an Oppenheimer employee in the Equities Division and is compensated on the same basis as other Oppenheimer employees in the Equities Division.
In February 2025, the Company announced that Mr. A.G. Lowenthal would step down as Chief Executive Officer of the Company and its primary operating subsidiary, Oppenheimer, effective at the close of the Meeting. Mr. A.G. Lowenthal will continue in his role as Chairman of the Company and will also serve as Executive Chairman of Oppenheimer. He will be succeeded by Mr. R.S. Lowenthal, currently serving as President and Head of Investment Banking of Oppenheimer, who will become Chief Executive Officer of the Company and Oppenheimer, effective at the close of the Meeting.
Our Code of Conduct contains prohibitions and restrictions on our directors, executive officers and other employees from entering into or becoming involved in situations which could give rise to conflicts of interest with us. Our directors, senior executives and employees and our subsidiaries are required to avoid investments or other interests and associations that interfere, might interfere or might be perceived to interfere, with the independent exercise of judgment in our best interests.
Our directors, senior executives and employees may not advance their personal interests at our expense nor may they personally take or benefit from opportunities arising from their employment with us.
Pursuant to the Audit Committee Charter, the Audit Committee is tasked with reviewing and approving all related party transactions.

STOCKHOLDER PROPOSALS
The Delaware General Corporation Law (the “DGCL”), which governs our Company, provides that certain registered or beneficial holders of shares entitled to vote at a meeting of stockholders may, in accordance with the provisions of the DGCL, submit a notice to us of a proposal that the holder wishes to be considered by the stockholders entitled to vote at a meeting of stockholders. In order for any stockholder proposal to be included in the proxy statement for the next annual meeting of stockholders of the Company following the Meeting, the proposal must be submitted to the Company at its office at 85 Broad Street, New York, NY 10004 (Attention: Secretary) prior to January 31, 2026.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Holders of Class A and Class B Stock or other interested parties may communicate with the Board of Directors, including the Lead Director or our independent directors as a group by e-mail to info@opco.com (Attention: Board of Directors) or by mail to:
Oppenheimer Holdings Inc.
Board of Directors
c/o Secretary
85 Broad Street
New York, NY 10004
All such correspondence will be forwarded to the Lead Director or to any individual director or directors to whom the communications is or are directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is similarly inappropriate. Our Secretary has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.
WHERE YOU CAN FIND MORE INFORMATION
Our Annual Report on Form l0-K for the year ended December 31, 2024 also serves as our 2024 Annual Report to Stockholders. It is available to view and print online on our website at www.oppenheimer.com on the Investor Relations page. A stockholder who wants to receive a paper or email copy of our Annual Report on Form 10-K for the year ended December 31, 2024 must request one. The report is available, without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) accessing our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the SEC. Exhibits will be provided upon request and payment of a reasonable fee.
You can find our recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and proxy materials on our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx. A stockholder who wants to receive a copy of any of our Current Reports on Form 8-K must request one by (1) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) accessing our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) accessing the PDF copy filed with the SEC. You may read and copy our reports, proxy statements and other information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of our reports, proxy statement and other information by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Oppenheimer Holdings Inc., that file electronically with the SEC. The address of the SEC’s Internet website is www.sec.gov.
Additional information relating to us is available on our website at www.oppenheimer.com.
You should rely only on the information contained in this proxy statement to vote on the matters set forth herein. The Company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 14, 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than March 1, 2025, and neither the availability of this proxy statement via the Internet nor the mailing of this proxy statement to our Class B Stockholders shall create any implication to the contrary.

OTHER INFORMATION
Our Board of Directors is aware of no other matters, except for those incident to the conduct of the Meeting, that are to be presented to Class B Stockholders for formal action at the Meeting. If, however, any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.
By Order of the Board of Directors,
Dennis P. McNamara,
Secretary
March 14, 2025

OPPENHEIMER VOTE

Your vote matters – here's how to vote!

Online
Go to **www.investorvote.com/OPY**
or scan the QR code — login details are located in the shaded bar below.

Annual Meeting Proxy Card

1.Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
0.1 - E. Behrens	☐	☐	0.2 - T.M. Dwyer	☐	☐	0.3 - P.M. Friedman	☐	☐
0.4 - T.A. Glasser	☐	☐	0.5 - S.J. Kanter	☐	☐	0.6 - A.G. Lowenthal	☐	☐
0.7 - R.S. Lowenthal	☐	☐	0.8 - R.L. Roth	☐	☐	0.9 - S.E. Spaulding	☐	☐

043GLB

Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/OPYor scan the QR code — login details are located in the shaded bar below.ImageSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/OPYImageUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.1.Election of Directors:AForWithholdFor WithholdFor Withhold0.1- E. Behrens0.4- T.A. Glasser0.7- R.S. Lowenthal0.2- T.M. Dwyer0.5- S.J. Kanter0.8- R.L. Roth0.3- P.M. Friedman0.6- A.G. Lowenthal0.9- S.E. Spaulding0.72.The appointment of Deloitte & Touche LLP as auditors for 2025 and the authorization of the Audit Committee to fix the remuneration of the auditors.ForAgainst AbstainAuthorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below BNOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.043GLB

The 2025 Annual Meeting of Stockholders of Oppenheimer Holdings Inc. will be held on Monday, May 5, 2025, virtually viathe internet at meetnow.global/MKQCGMNTo access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/OPYIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy — OPPENHEIMER HOLDINGS INC.Annual Meeting of Stockholders – May 5, 2025THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANYThe undersigned hereby revokes any proxy previously granted and appoints Mr. A.G. Lowenthal and D.P. McNamara, Esq., and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Class B Voting Common Stock of Oppenheimer Holdings Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 5, 2025 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.A Class B Stockholder has the right to appoint a person, who need not be a Class B Stockholder, to represent the Class B Stockholder at the Meeting other than the persons designated herein. To exercise this right, a Class B Stockholder may insert the name of the desired person in the box provided below or may submit another form of proxyTHIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Stockholders of the Company to be held May 5, 2025. Stockholders may view the proxy statement and the Company’s 2024 Annual Report on Form 10-K at https://www.oppenheimer.com/about-us/investor-relations/index.aspx.C(Continued and to be marked, dated and signed on the other side)Non-Voting Items Change of Address — Please print new address below.Comments — Please print your comments below.Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.